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                             AMERICAN CENTURY FUNDS

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF DECEMBER 17, 2003

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

                             THE SEVERAL BANKS FROM
                            TIME TO TIME PARTY HERETO

                          J. P. MORGAN SECURITIES INC.,
                    AS ADVISOR, LEAD ARRANGER AND BOOKRUNNER

                              BANK OF AMERICA, N.A.
                              AS SYNDICATION AGENT

                        CREDIT LYONNAIS, NEW YORK BRANCH
                           ROYAL BANK OF SCOTLAND PLC
                         NATIONAL AUSTRALIA BANK LIMITED
                             AS DOCUMENTATION AGENTS

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                                TABLE OF CONTENTS

                                                                          PAGE

SECTION 1.        Definitions and Accounting Matters...........................1

         Section 1.1     CERTAIN DEFINED TERMS.................................1
                         ---------------------
         Section 1.2     ACCOUNTING TERMS AND DETERMINATIONS...................7
                         -----------------------------------

SECTION 2.        Commitments, Loans, Notes and Prepayments....................7

         Section 2.1     LOANS.................................................8
                         -----
         Section 2.2     PROCEDURE FOR BORROWINGS..............................8
                         ------------------------
         Section 2.3     CHANGES OF COMMITMENTS................................8
                         ----------------------
         Section 2.4     COMMITMENT FEE........................................8
                         --------------
         Section 2.5     LENDING OFFICES.......................................9
                         ---------------
         Section 2.6     SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT.............9
                         -----------------------------------------
         Section 2.7     NOTES.................................................9
                         -----
         Section 2.8     OPTIONAL PREPAYMENTS..................................9
                         --------------------
         Section 2.9     MANDATORY PREPAYMENTS.................................9
                         ---------------------
         Section 2.10    EXTENSION OF COMMITMENT TERMINATION DATE.............10
                         ----------------------------------------
         Section 2.11    DESIGNATION OF ADDITIONAL BORROWER
                          AMENDMENTS TO SCHEDULE I............................11
                         -----------------------------------
         Section 2.12    SWING LINE COMMITMENT................................12
                         ---------------------
         Section 2.13    PROCEDURE FOR SWING LINE BORROWING...................12
                         ----------------------------------
         Section 2.14    REFUNDING OF SWING LINE LOANS........................12
                         -----------------------------

SECTION 3.        Payments of Principal and Interest..........................15

         Section 3.1    REPAYMENT OF LOANS....................................15
                        ------------------
         Section 3.2    INTEREST..............................................15
                        --------

SECTION 4.        Payments; Pro Rata Treatment; Computations; Etc.............16

         Section 4.1    PAYMENTS..............................................16
                        --------
         Section 4.2    PRO RATA TREATMENT....................................16
                        ------------------
         Section 4.3    COMPUTATIONS..........................................17
                        ------------
         Section 4.4    MINIMUM AMOUNTS.......................................17
                        ---------------
         Section 4.5    CERTAIN NOTICES.......................................17
                        ---------------
         Section 4.6    NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE
                        AGENT.................................................18
                        ------------------------------------------
         Section 4.7    SHARING OF PAYMENTS, ETC..............................18
                        ------------------------
         Section 4.8    REQUIREMENTS OF LAW...................................19
                        -------------------

                        ------------
         Section 6.2    INITIAL AND SUBSEQUENT LOANS..........................23
                        ----------------------------

SECTION 7.        Representations and Warranties..............................24

         Section 7.1    CORPORATE EXISTENCE; COMPLIANCE WITH LAW..............24
                        ----------------------------------------
         Section 7.2    INVESTMENT COMPANY....................................24
                        ------------------
         Section 7.3    PERMISSION TO BORROW..................................25
                        --------------------
         Section 7.4    FINANCIAL CONDITION...................................25
                        -------------------
         Section 7.5    LITIGATION............................................25
                        ----------
         Section 7.6    NO DEFAULT............................................25
                        ----------
         Section 7.7    NO BREACH.............................................25
                        ---------
         Section 7.8    ACTION................................................25
                        ------
         Section 7.9    APPROVALS.............................................26
                        ---------
         Section 7.10   USE OF CREDIT.........................................26
                        -------------
         Section 7.11   ERISA.................................................26
                        -----
         Section 7.12   TAXES.................................................26
                        -----
         Section 7.13   TRUE AND COMPLETE DISCLOSURE..........................26
                        ----------------------------
         Section 7.14   ACCURACY OF INFORMATION...............................26
                        -----------------------
         Section 7.15   INDEBTEDNESS..........................................27
                        ------------
         Section 7.16   PROPERTY AND LIENS....................................27
                        ------------------
         Section 7.17   BLUE SKY REGISTRATIONS................................27
                        ----------------------
         Section 7.18   FEDERAL REGULATIONS...................................27
                        -------------------
         Section 7.19   APPORTIONMENT AMONG FUNDS.............................27
                        -------------------------
         Section 7.20   NO MATERIAL ADVERSE CHANGE............................27
                        --------------------------

SECTION 8.        Covenants of the Funds......................................27

         Section 8.1    FINANCIAL STATEMENTS..................................27
                        --------------------
         Section 8.2    CERTIFICATES; OTHER INFORMATION.......................28
                        -------------------------------
         Section 8.3    NOTICES...............................................29
                        -------
         Section 8.4    EXISTENCE, ETC........................................29
                        --------------
         Section 8.5    USE OF PROCEEDS.......................................30
                        ---------------
         Section 8.6    INSURANCE.............................................31
                        ---------
         Section 8.7    PROHIBITION OF FUNDAMENTAL CHANGES....................31
                        ----------------------------------
         Section 8.8    LIMITATIONS ON LIENS..................................32
                        --------------------
         Section 8.9    INDEBTEDNESS..........................................32
                        ------------
         Section 8.10   DIVIDEND PAYMENTS.....................................32
                        -----------------
         Section 8.11   ASSET COVERAGE; BORROWING LIMITS......................32
                        --------------------------------
         Section 8.12   LINES OF BUSINESS.....................................32
                        -----------------
         Section 8.13   MODIFICATIONS OF CERTAIN DOCUMENTS....................33
                        ----------------------------------

                        ----------------------------------
         Section 10.2   RELIANCE BY ADMINISTRATIVE AGENT......................36
                        --------------------------------
         Section 10.3   DEFAULTS..............................................37
                        --------
         Section 10.4   RIGHTS AS A BANK......................................37
                        ----------------
         Section 10.5   INDEMNIFICATION.......................................37
                        ---------------
         Section 10.6   NON-RELIANCE ON ADMINISTRATIVE AGENTS
                        AND OTHER BANKS.......................................37
                        -------------------------------------
         Section 10.7   FAILURE TO ACT........................................38
                        --------------
         Section 10.8   RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT........38
                        ----------------------------------------------

SECTION 11.       Miscellaneous...............................................39

         Section 11.1   WAIVER................................................39
                        ------
         Section 11.2   NOTICES...............................................39
                        -------
         Section 11.3   EXPENSES, ETC.........................................39
                        -------------
         Section 11.4   AMENDMENTS, ETC.......................................40
                        ---------------
         Section 11.5   SUCCESSORS AND ASSIGNS................................40
                        ----------------------
         Section 11.6   ASSIGNMENTS AND PARTICIPATIONS........................40
                        ------------------------------
         Section 11.7   SURVIVAL..............................................42
                        --------
         Section 11.8   CAPTION...............................................42
                        -------
         Section 11.9   COUNTERPARTS..........................................42
                        ------------
         Section 11.10  GOVERNING LAW; SUBMISSION TO JURISDICTION.............42
                        -----------------------------------------
         Section 11.11  WAIVER OF JURY TRIAL..................................43
                        --------------------
         Section 11.12  TREATMENT OF CERTAIN INFORMATION;
                        CONFIDENTIALITY.......................................43
                        --------------------------------
         Section 11.13  LIMITED RECOURSE......................................44
                        ----------------

SCHEDULE I                   -        Borrowers & Allocations

SCHEDULE II                  -        Commitments

SCHEDULE III                 -        Custody Agreements

SCHEDULE IV                  -        Distribution Agreements

SCHEDULE V                   -        Investment Management Agreements

SCHEDULE VI                  -        Shareholder Services Agreements

SCHEDULE VII                 -        Specified Existing Affiliates

EXHIBIT 2.7(a)               -        Form of Note

EXHIBIT 2.11(a)              -        Form of Designation of New Borrowers

EXHIBIT 6.1(b)               -        Form of Opinion

EXHIBIT 11.6(b)              -        Form of Assignment and Acceptance

     AMENDED AND RESTATED CREDIT AGREEMENT,  dated as of December 17, 2003 (this
"AGREEMENT")   among  (i)  each  fund  signatory  hereto  (each  a  "FUND"  and, collectively,  the  "FUNDS")  on behalf of itself or on behalf of the  series or portfolios  of a Fund,  which  series and  portfolios  are listed on  SCHEDULE I beside the name of the Fund of which  each  series or  portfolio  is a series or portfolio  (each such Fund  acting on behalf of itself  and each such  series or portfolio,  a "BORROWER" and, collectively,  the "BORROWERS");  (ii) each of the lenders that is a signatory  hereto  identified under the caption "BANKS" on the signature  pages  hereto and each other  lender that  becomes a "Bank" after the date  hereof  pursuant to SECTION  11.6(b)  hereof  (individually  a "BANK" and, collectively,  the "BANKS");  and (iii)  JPMORGAN CHASE BANK, a New York banking corporation,  as agent  for the  Banks  (in  such  capacity,  together  with its
Successors in such capacity, the "ADMINISTRATIVE AGENT").

     WHEREAS,  each Fund is an open-end registered  investment company under the
Investment  Company  Act of 1940 for which the  Investment  Adviser  (as defined below) acts as an investment manager;

     WHEREAS,  each  Borrower has  requested the Banks to make Loans (as defined below)  severally and not jointly to each Borrower and to make available to it a credit  facility  for the  purposes  and on the terms and  conditions  set forth herein;

     WHEREAS,  each  Bank  acknowledges  that  each  Borrower  shall  be  liable hereunder  only for the  Loans  made to such  Borrower  hereunder  and  interest thereon and for the fees and expenses associated  therewith and as otherwise set forth herein, and that,  notwithstanding  anything to the contrary herein,  each
Borrower's obligations hereunder are several and not joint;

     NOW,  THEREFORE,  in  consideration  of the premises  and mutual  covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS AND ACCOUNTING MATTERS.

     Section 1.1 CERTAIN  DEFINED  TERMS.  As used herein,  the following  terms shall have the  following  meanings (all terms defined in this SECTION 1.1 or in other  provisions  of this  Agreement in the singular to have the same  meanings when used in the plural and VICE VERSA):

     "ADVISERS ACT" shall mean the Investment Advisers Act of 1940, as amended.

     "AFFILIATE":  as to any Person,  any other Person (other than a Subsidiary)
which,  directly or indirectly,  is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition,  "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities  having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the  management and policies of such Person, whether by contract or otherwise.

     "APPLICABLE LENDING OFFICE" shall mean, for each Bank, the "Lending Office"
of such Bank (or of an affiliate of such Bank) on the signature  pages hereof or such other  office of such Bank (or of an  affiliate  of such Bank) as such Bank may from time to time specify to the  Administrative  Agent and the Borrowers as the office by which its Loans are to be made and maintained.

     "APPLICABLE MARGIN" shall mean 0.50% per annum.

     "ASSET  COVERAGE"  shall  mean,  with  respect to any  Borrower,  the ratio
(expressed  as a  percentage)  that the value of Total  Assets of such  Borrower bears to the aggregate amount of Indebtedness of such Borrower. For the purposes of calculating the Asset Coverage, the amount of any Indebtedness shall be equal to the greater of (x) the outstanding  amount of such liability or indebtedness, and (y)  the  fair  market  value  of all  assets  securing  such  liability  or indebtedness.

     "BANKRUPTCY  CODE"  shall  mean the  Federal  Bankruptcy  Code of 1978,  as amended from time to time.

     "BUSINESS  DAY"  shall  mean  any day on  which  commercial  banks  are not authorized or required to close in New York City.

     "CAPITAL LEASE  OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other  amounts  under a lease of (or other  agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such
Person  under GAAP,  and,  for  purposes of this  Agreement,  the amount of such obligations  shall be the capitalized  amount thereof,  determined in accordance with GAAP.

     "CLOSING DATE" shall mean December 17, 2003.

     "CODE" shall mean the Internal  Revenue Code of 1986,  as amended from time to time.

     "COMMISSION"  shall mean the  Securities  and Exchange  Commission  and any other similar or successor agency of the United Stales government  administering the Investment Company Act.

     "COMMITMENT"  shall mean, as to each Bank,  the  obligation of such Bank to make Loans in an aggregate  principal  amount at any one time  outstanding up to but not  exceeding  the amount set opposite the name of such Bank on SCHEDULE II or,  in the case of a Person  that  becomes  a Bank  pursuant  to an  assignment
permitted  under  SECTION  11.6(B)  hereof,   as  specified  in  the  respective
instrument of assignment  pursuant to which such  assignment is effected (as the same may be reduced  at any time or from time to time  pursuant  to SECTION  2.3 hereof).

     "COMMITMENT  TERMINATION  DATE"  shall  mean  the  date  which  is 364 days following  the date hereof or such earlier date on which the  Commitments  shall terminate as provided  herein,  subject to extension as provided in SECTION 2.10 hereof.

     "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security  issued  by  such  Person  or of any  agreement,  instrument  or  other undertaking  to  which  such  Person  is a party  or by  which  it or any of its property is bound.

     "CUSTODY  AGREEMENT"  shall  mean,  as to any  Fund  or each  Borrower,  as applicable, the Custody Agreement(s) set forth in SCHEDULE III.

     "DEFAULT"  shall mean an Event of  Default or an event that with  notice or lapse of time or both would become an Event of Default.

     "DISTRIBUTION  AGREEMENT"  shall mean, as to any Fund or each Borrower,  as applicable, the Distribution Agreements set forth on SCHEDULE IV hereto.

     "DIVIDEND PAYMENT" shall mean dividends (in cash,  Property or obligations)
on, or other  payments or  distributions  on account of, or the setting apart of money for a sinking or other  analogous  fund for, or the purchase,  redemption, retirement  or other  acquisition  of,  any  shares  of any  class of stock of a
Borrower or of any warrants,  options or other rights to acquire the same (or to make any payments to any Person,  such as "phantom  stock"  payments,  where the amount  thereof is calculated  with reference to the fair market or equity value of the  Borrower),  but  excluding  dividends  payable  solely in shares of such
Borrower.

     "DOLLARS" and "$" shall mean lawful money of the United States of America.

     "ELIGIBLE  LENDER" shall mean an entity that is a "bank" (as defined in the
Investment  Company  Act)  but  not  an  "affiliated  person"  or  a  "principal underwriter"  (each as defined in the Investment Company Act) of any Borrower or any "affiliated person" of any such Person, including,  without limitation,  the
Investment Adviser.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
amended from time to time.

     "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of  organizations  (i) described in Section 414(b) or (c) of the Code of which a Fund is a member and (ii) solely for  purposes of  potential liability under Section 302(c)(l 1) of ERISA and Section 412(c)(l 1) of the Code
and the lien created  under  Section  302(f) of ERISA and Section  412(n) of the
Code,  described  in  Section  414(m)  or (o) of the  Code of  which a Fund is a member.

     "EVENT OF DEFAULT" shall have the meaning  assigned to such term in SECTION
9 hereof.

     "FEDERAL  FUNDS RATE"  shall  mean,  for any day,  the  "offered  rate," as determined by JPMorgan,  for overnight  federal funds,  which rate is determined from day to day and will be reasonably  representative  of the market conditions at the time set.

     "FINANCIAL  CONTRACTS"  shall  mean  option  contracts,  options on futures contracts,  futures  contracts,  forward foreign  currency  exchange  contracts,
options  on  foreign  currencies,   repurchase  agreements,  reverse  repurchase
agreements, securities lending agreements, when-issued securities, interest rate swap,  cap,  or collar  agreements  or similar  arrangements  between a Fund for account of any Borrower and one or more financial institutions providing for the transfer or  mitigation  of interest  risks either  generally or under  specific contingencies, and other similar arrangements entered into by a Fund for account of any Borrower in the ordinary  course of its business in  accordance  with the investment objectives,  policies,  restrictions and limitations of such Borrower then in effect.

     "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are  required  in  accordance  with GAAP to be capitalized on a balance sheet of the lessee.

     "FUND AFFILIATE"  shall mean an "affiliated  person" of a Fund as that term is used in the Investment  Company Act.  Notwithstanding  the foregoing,  (a) no individual  shall be a Fund  Affiliate  solely  by  reason of his or her being a director,  officer or employee  of the Fund and (b)  neither the  Administrative
Agent nor any Bank shall be a Fund Affiliate.

     "GAAP" shall mean generally accepted  accounting  principles,  as in effect from time to time.

     "GOVERNMENTAL AUTHORITY" shall mean any nation or government,  any state or other  political  subdivision  thereof  and  any  entity  exercising  executive, legislative,  judicial, regulatory, or administrative functions of or pertaining to government.

     "GUARANTEE" shall mean a guarantee, an endorsement,  a contingent agreement to purchase or to furnish funds for the payment or maintenance  of, or otherwise to be or become  contingently liable under or with respect to, the Indebtedness, other  obligations,  net worth,  working capital or earnings of any Person, or a guarantee of the payment of dividends or other  distributions  upon the stock or equity interests of any Person,  or an agreement to purchase,  sell or lease (as lessee or lessor) Property, products,  materials, supplies or services primarily for the  purpose  of  enabling  a  debtor  to  make  payment  of  such  debtor's obligations  or an agreement to assure a creditor  against loss,  and including, without  limitation,  causing a bank or other  financial  institution to issue a letter of credit or other similar  instrument for the benefit of another Person, but excluding  endorsements  for collection or deposit in the ordinary course of business.  The terms  "GUARANTEE" and  "GUARANTEED"  used as a verb shall have a correlative meaning.

     "INDEBTEDNESS" shall mean, for any Person: (a) obligations created,  issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt  securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person);  (b) obligations of such Person to pay the deferred  purchase or acquisition price of Property or services,  other than trade accounts payable
(other than for borrowed money) arising,  and accrued expenses incurred,  in the ordinary  course of business so long as such trade accounts  payable are payable within 90 days of the date the respective  goods are delivered or the respective services  are  rendered;  (c)  Indebtedness  of others  secured by a Lien on the
Property of such Person,  whether or not the respective  indebtedness so secured has been assumed by such Person;  (d)  obligations  of such Person in respect of letters of credit or similar  instruments  issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

     "INTERFUND  LENDING" shall mean lending by a registered  investment company or an investment  portfolio thereof advised by the Investment  Adviser to one or more other  registered  investment  companies or investment  portfolios  thereof advised by the  Investment  Adviser,  or borrowing  by a  registered  investment company or an investment  portfolio  thereof  advised by the Investment  Adviser from one or more other registered  investment companies or investment portfolios thereof  advised  by the  Investment  Adviser,  in either  case  pursuant  to an
Interfund  Lending  Exemptive  Order  issued  by  the  Securities  and  Exchange
Commission, or otherwise allowed by Applicable Law.

     "INTERFUND   LENDING  EXEMPTIVE  ORDER"  shall  mean  an  exemptive  order, including  any  amended or  supplemental  order,  issued by the  Securities  and
Exchange Commission authorizing Interfund Lending.

     "INTERFUND  LOAN" shall mean a loan to a Borrower  pursuant to an Interfund
Lending arrangement.

     "INVESTMENT  ADVISER" shall mean American  Century  Investment  Management,
Inc.

     "INVESTMENT  ADVISER  AFFILIATE"  shall mean an "affiliated  person" of the
Investment  Adviser  as  that  term  is  used  in the  Investment  Company  Act.
Notwithstanding the foregoing,  (a) no individual shall be an Investment Adviser
Affiliate  solely by reason of his or her being a director,  officer or employee of the Investment Adviser and (b) neither the Administrative  Agent nor any Bank shall be an Investment Adviser Affiliate.

     "INVESTMENT  COMPANY ACT" shall mean the Investment Company Act of 1940, as amended.

     "INVESTMENT  MANAGEMENT  AGREEMENT"  shall  mean,  as to each Fund and each
Borrower, the Investment Management Agreements set forth on SCHEDULE V hereto.

     "JPMORGAN" shall mean JPMorgan Chase Bank, together with its successors and assigns.

     "LIEN" shall mean any mortgage, pledge, hypothecation,  assignment, deposit arrangement,  encumbrance,  lien (statutory or other),  charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional  sale or other title  retention  agreement and any  Financing  Lease having substantially the same economic effect as any of the foregoing).

     "LOANS" shall mean the loans provided for in SECTION 2.1 hereof.

     "MAJORITY  BANKS"  shall mean Banks  having more than 51% of the  aggregate amount of the Commitments or, if the Commitments  shall have  terminated,  Banks holding more than 51% of the aggregate unpaid principal amount of the Loans.

     "MATERIAL  ADVERSE EFFECT" shall mean a material  adverse effect on (a) the
Property, business, operations,  financial condition, prospects,  liabilities or capitalization  of a Fund  or any  Borrower,  (b) the  ability  of a Fund or any
Borrower  to perform  its  obligations  hereunder  and under the Notes,  (c) the validity or  enforceability  of this Agreement or of the Notes or (d) the rights and remedies of the Banks and the  Administrative  Agent hereunder and under the
Notes.

     "MULTIEMPLOYER  PLAN" shall mean a  multiemployer  plan  defined as such in
Section  3(37) of ERISA to which  contributions  have been made by a Fund or any
Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

     "NET ASSET  VALUE"  shall mean,  with  respect to any  Borrower,  the total assets of such  Borrower less the total  liabilities  of such  Borrower,  all as determined in accordance  with the methods used by such Borrower in  determining the net asset value of its shares and described in the Prospectus.

     "NOTES" shall have the meaning assigned to such term in SECTION 2.7(A).

     "PBGC" shall mean the Pension  Benefit  Guaranty  Corporation or any entity succeeding to any or all of its functions under ERISA.

     "PERSON" shall mean any Borrower,  any  individual,  corporation,  company, voluntary  association,  partnership,  limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

     "PLAN"  shall  mean an  employee  benefit  or  other  plan  established  or maintained  by a Fund or any ERISA  Affiliate and that is covered by Title IV of
ERISA, other than a Multiemployer Plan.

     "POST-DEFAULT  RATE" shall mean a rate per annum equal to, in the case of a
Borrower,  2% PLUS the  aggregate of the Federal  Funds Rate and the  Applicable
Margin as in effect from time to time,  and, in the case of a Bank,  1% plus the
Federal Funds Rate.

     "PROPERTY"  shall mean any right or  interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "PROSPECTUS"  shall  mean  each  Borrower's  Prospectus  and  Statement  of
Additional Information, as amended or supplemented from time to time, filed with the  Commission  pursuant  to Rule 497  under  the  Securities  Act of 1933,  as amended.

     "REGULATIONS T, U AND X" shall mean,  respectively,  Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any  successor),  as the same may be modified and supplemented and in effect from time to time.

     "RESPONSIBLE  OFFICER" shall mean the chairman,  vice chairman,  president, vice president,  treasurer,  secretary, or assistant secretary of each Fund, or, with respect to financial matters,  the treasurer or assistant treasurer of such
Fund.

     "SHAREHOLDER  SERVICES  AGREEMENT"  shall  mean,  as to  each  Fund or each
Borrower,  as  applicable,  the  Shareholder  Services  Agreements  set forth on
SCHEDULE VI hereto.

     "SPECIFIED  EXISTING FUND AFFILIATE"  shall mean each Person that is a Fund
Affiliate  on the date  hereof and is listed on  SCHEDULE  VII hereto  under the caption "Specified Existing Fund Affiliates."

     "SPECIFIED  EXISTING  INVESTMENT  ADVISER AFFILIATE" shall mean each Person that is an  Investment  Adviser  Affiliate  on the date  hereof and is listed on
SCHEDULE VII hereto under the caption  "Specified  Existing  Investment  Adviser
Affiliates."

     "SUBSIDIARY"  shall  mean,  with  respect to any Person,  any  corporation, partnership  or other entity of which at least a majority of the  securities  or other ownership  interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing  similar functions of such  corporation,  partnership  or other entity  (irrespective  of whether or not at the time securities or other ownership  interests of any other class or classes of such corporation,  partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time  directly or  indirectly  owned or controlled by such Person or one or more
Subsidiaries  of such Person or by such Person and one or more  Subsidiaries  of such Person.

     "SWING LINE COMMITMENT"  shall mean the obligation of the Swing Line Lender to make Swing Line  Loans  pursuant  to  SECTION  2.12  hereof in the  aggregate principal amount at any one time outstanding not to exceed $25,000.000.

     "SWING LINE LENDER" shall have the meaning assigned to such term in SECTION
2.12 hereof.

     "SWING LINE LOANS" shall have the meaning  assigned to such term in SECTION
2.12 hereof.

     "SWING LINE  PARTICIPATION  AMOUNT" shall have the meaning assigned to such term in SECTION 2.14(c) hereof.

     "TOTAL ASSETS" with respect to any Borrower,  at any time, the value of all assets of such  Borrower  which in  accordance  with GAAP would be classified as assets on a balance sheet of such Borrower  prepared as of such time;  PROVIDED, however,  that the term  Total  Assets  shall not  include  (a)  equipment,  (b)
securities  owned  by such  Borrower  which  are in  default  and  (c)  deferred organizational and offering expenses.

     Section  1.2  ACCOUNTING  TERMS AND  DETERMINATIONS.  Except  as  otherwise
expressly   provided   herein,   all  accounting  terms  used  herein  shall  be
interpreted,  all  determinations  with respect to accounting  matters hereunder shall be made, and all financial  statements and  certificates and reports as to financial  matters  required  to be  furnished  to the Bank  hereunder  shall be prepared, in accordance with GAAP and the Investment Company Act.

SECTION 2. COMMITMENTS, LOANS, NOTES AND PREPAYMENTS.

     Section 2.1 LOANS.  Each Bank severally agrees, on the terms and conditions of this  Agreement,  to make  loans to the  Funds in  Dollars  on  behalf of any
Borrower (as designated in the applicable  notice of borrowing by a Fund) during the  period  from  and  including  the  Closing  Date to but not  including  the
Commitment  Termination  Date in an aggregate  principal  amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Bank as in  effect  from time to time.  Subject  to the  terms  and  conditions  of this
Agreement, during such period a Fund may, on behalf of a Borrower, borrow, repay and reborrow the amount of the Commitments by means of Loans.

     Section 2.2  PROCEDURE FOR  BORROWINGS.  A Fund on behalf of a Borrower may borrow under the  Commitments  on any Business Day PROVIDED that such Fund shall give the Administrative  Agent notice of each borrowing hereunder as provided in
SECTION  4.5(A)  hereof.  Each  borrowing  must be in an  amount as set forth in
SECTION 4.4 hereof. Not later than 3:00 p.m. New York time on the date specified for each borrowing  hereunder,  each Bank shall make available the amount of the
Loan or Loans to be made by it on such date to the Administrative  Agent, at any account designated by the Administrative  Agent, in immediately available funds, for account of the relevant Fund.  The amount so received by the  Administrative
Agent shall,  subject to the terms and  conditions  of this  Agreement,  be made available to the relevant  Fund for the benefit of such  Borrower by  depositing the same, in  immediately  available  funds,  in an account of the relevant Fund designated  by the relevant Fund and  maintained  with JPMorgan at its principal office.

     Section  2.3  CHANGES  OF  COMMITMENTS.  (a) The  aggregate  amount  of the
Commitments shall be automatically reduced to zero on the Commitment Termination
Date.

     (b) The  Funds  shall  have the right at any time or from time to time upon three  Business  Days'  notice  (i) so  long as no  Loans  are  outstanding,  to terminate the Commitments and (ii) to reduce the aggregate  unused amount of the
Commitments;  PROVIDED  that  (x) the  Funds  shall  give  notice  of each  such termination  or  reduction  as  provided in SECTION  4.5(B)  hereof and (y) each partial  reduction  shall be in an aggregate  amount at least equal to $5,000,00
(or a larger integral multiple of $1,000,000).

     (c) The Commitments once terminated or reduced may not be reinstated.

     Section 2.4 COMMITMENT FEE. The Funds shall pay to the Administrative Agent for account of each Bank a commitment  fee on the daily average unused amount of such Bank's Commitment, for the period from and including the date hereof to but not  including the earlier of the date such  Commitment  is  terminated  and the
Commitment  Termination Date, at a rate per annum equal to 0.10%. Solely for the purpose of calculating the commitment fee, Swing Line Loans will not be deemed a utilization of the aggregate  Commitments of all Banks.  Accrued  commitment fee shall be  payable  on each  March 31,  June 30,  September  30 and  December  31
(beginning on the first of such dates to occur after the date hereof) and on the
earlier  of  the  date  the   Commitments  are  terminated  and  the  Commitment
Termination  Date.  The  Funds  shall  allocate  such  commitment  fee among the
Borrowers  pro  rata  based on  their  respective  Net  Asset  Values  as at the respective  dates  on  which  such  commitment  fee is due or  otherwise  not in violation of applicable law.

     Section 2.5 LENDING OFFICES.  The Loans made by each Bank shall be made and maintained at such Bank's Applicable Lending Office.

     Section 2.6 SEVERAL OBLIGATIONS;  REMEDIES INDEPENDENT.  The failure of any
Bank to make any Loan to be made by it on the date specified  therefor shall not relieve  any other Bank of its  obligation  to make its Loan on such  date,  but neither  any Bank nor the  Administrative  Agent  shall be  responsible  for the failure  of any other  Bank to make a Loan to be made by such  other  Bank,  and
(except as  otherwise  provided  in SECTION  4.6  hereof) no Bank shall have any obligation to the Administrative Agent or any other Bank for the failure by such
Bank to make any Loan required to be made by such Bank.  The amounts  payable by the Borrowers at any time  hereunder and under the Notes to each Bank shall be a separate  and  independent  debt and each Bank shall be  entitled to protect and enforce its rights arising out of this Agreement and the Notes (subject,  in the case of the  right to  accelerate,  to  SECTION 9  hereof),  and it shall not be necessary for any other Bank, or the  Administrative  Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

Section 2.7   NOTES.

     (a)  Each  Fund  agrees  that,   upon  the  request  of  any  Bank  to  the
Administrative  Agent,  each Fund will,  at such  Fund's  expense,  execute  and deliver to such Bank a promissory note of each Borrower  evidencing the Loans of such Bank to such  Borrower,  substantially  in the form if EXHIBIT  2.7(A) with appropriate insertions as to date and principal amount (a "NOTE").

     (b) The date and amount of each Loan made by each Bank to a  Borrower,  and each payment made on account of the principal thereof, shall be recorded by such
Bank on its books and, prior to any transfer of the applicable Note, endorsed by such Bank on the  schedule  attached to such Note or any  continuation  thereof;
PROVIDED  that the  failure  of such Bank to make any such  recordation  (or any error in making  any such  recordation)  or  endorsement  shall not  affect  the obligations  of a  Borrower  to make a  payment  when  due of any  amount  owing hereunder or under such Note in respect of the Loans evidenced thereby.

     (c) No Bank shall be entitled to have its Notes  substituted  or  exchanged for any reason,  or subdivided  for  promissory  notes of lesser  denominations, except in connection  with a permitted  assignment of all or any portion of such
Bank's  Commitment,  Loans and Notes  pursuant to SECTION 11.6 hereof  (and,  if requested by any Bank, the Funds agree to so exchange any Notes).

     Section 2.8 OPTIONAL PREPAYMENTS. Subject to SECTION 4.4 hereof, a Borrower shall have the right to prepay Loans at any time or from time to time,  PROVIDED that such  Borrower  shall  give the  Administrative  Agent  notice of each such prepayment as provided in SECTION 4.5(A) hereof (and, upon the date specified in any such notice of  prepayment,  the amount to be prepaid  shall  become due and payable hereunder).

     Section 2.9 MANDATORY PREPAYMENTS.  If, at any time, (i) the Asset Coverage of any Borrower shall fall below 300% or (ii) the aggregate amount of Loans made to a Borrower exceed the limits provided in such  Borrower's  Prospectus,  then, within three Business Days thereafter,  such Borrower shall prepay Loans made to such Borrower to the extent  necessary to ensure that (x) the Asset  Coverage is equal to or greater than 300% or (y) the aggregate  amount of Loans made to such
Borrower then outstanding does not after such payments exceed such limits as set forth in such Borrower's  Prospectus or the Investment  Company Act, as the case may be.

Section 2.10   EXTENSION OF COMMITMENT TERMINATION DATE.

     (a) The Funds  may,  by notice to the  Administrative  Agent  (which  shall promptly  notify the Bank,) given not less than 60 days and not more the 90 days prior  to  the  Commitment  Termination  Date  then  in  effect  (the  "EXISTING
COMMITMENT  TERMINATION  DATE"),  request that the Banks  extend the  Commitment
Termination  Date for an  additional  364  days  from  the  Existing  Commitment
Termination  Date. Each Bank,  acting in its sole  discretion,  shall, by notice
(which shall be irrevocable) to the Funds and the Administrative  Agent given no earlier  than  the  date  that  is 30  days  prior  to the  Existing  Commitment
Termination Date (herein, the "CONSENT DATE") and no later than the date that is three Business Days after the Consent Date, advise the Funds whether or not such
Bank agrees to such  extension;  PROVIDED that each Bank that  determines not to extend the Commitment Termination Date (a "NON-EXTENDING BANK") shall notify the
Administrative  Agent (which shall notify the Banks) of such fact promptly after such  determination (but in any event no later than the date three Business Days after the Consent  Date) and any Bank that does not advise the Funds on or prior to the date three  Business Days after the Consent Date that such Bank agrees to such extension shall be deemed to be a  Non-Extending  Bank. The election of any
Bank to agree to such extension shall not obligate any other Bank to so agree.

     (b) The Funds  shall  have the right on or before the  Existing  Commitment
Termination Date to request that the  Administrative  Agent, in good faith, seek to replace each  Non-Extending  Bank with, and otherwise add to this  Agreement, one or more other banks (which may include any Bank,  each prior to the Existing
Commitment  Termination Date, an "ADDITIONAL  COMMITMENT  BANK"),  each of which
Additional  Commitment  Banks shall have  entered  into an agreement in form and substance  satisfactory  to the Funds and the  Administrative  Agent pursuant to which such  Additional  Commitment  Bank  shall,  effective  as of the  Existing
Commitment  Termination  Date,  undertake  a  Commitment  specified  therein and otherwise  become  obligated as a Bank  hereunder  (and, if any such  Additional
Commitment  Bank is already a Bank, its Commitment  shall be in addition to such
Bank's  Commitment  hereunder on such date). The Funds shall also have the right to replace each Non-Extending  Bank in the same manner described herein,  except that any bank selected by the Funds must be approved by the Administrative Agent
(which approval shall not be unreasonably withheld).

     (c) If (and only if) the total of the  Commitments  of the Banks  that have agreed  so  to  extend  the  Commitment  Termination  Date  and  the  additional
Commitments  of the  Additional  Commitment  Banks shall be at least 100% of the aggregate amount of the Commitments in effect immediately prior to the date that is three  Business  Days  after the  Consent  Date,  then,  effective  as of the
Existing Commitment  Termination Date, (i) the Existing  Commitment  Termination
Date  shall  be  extended  to the  date  falling  364 days  after  the  Existing
Commitment  Termination  Date (except  that, if such date is not a Business Day, such  Commitment  Termination  Date as so extended  shall be the next  preceding
Business Day),  (ii) each Additional  Commitment  Bank shall thereupon  become a
"Bank" for all  purposes  of this  Agreement  and (iii) the  Commitment  of each
Non-Extending Bank shall terminate.

     (d) Notwithstanding the foregoing clauses (a) through (c), the extension of the Existing Commitment  Termination Date shall not be effective with respect to any Bank unless:

     (i) no Default shall have occurred and be continuing on each of the date of the notice  requesting such  extension,  on the Consent Date and on the Existing
Commitment Termination Date;

     (ii)  each of the  representations  and  warranties  made by the  Funds and
Borrowers  in SECTION 7 hereof  shall be true and  complete on and as of each of the date of the notice  requesting  such  extension,  the  Consent  Date and the
Existing  Commitment  Termination Date with the same force and effect as if made on and as of such date (or, if any such  representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

     (iii) each Non-Extending Bank shall have been paid in full by the Funds all amounts due to such Bank hereunder on or before the Existing Termination Data.

Section  2.11  DESIGNATION  OF  ADDITIONAL  BORROWER  AMENDMENTS  TO SCHEDULE I.

     (a) Other  series of each Fund and other  investment  companies  registered under  the  investment  Company  Act,  in either  case (a)  which  have at least
$2,000,000 in Total Assets,  (b) are (I) equity funds,  (II) fixed income funds, or (III) any combination  thereof, in each case whether investing in domestic or foreign securities or any combination  thereof, and (c) for which the Investment
Adviser or an Investment Adviser Affiliate acts as the investment manager,  may, with the prior written consent of the Administrative Agent and each Bank, become parties to this agreement in addition to those  Borrowers  listed in SCHEDULE I, and be deemed  Borrowers  for all  purposes of this  Agreement  by  executing an instrument  substantially  in the form of EXHIBIT  2.11(A)  (with  such  changes therein as may be approved  by the  Administrative  Agent and the Banks),  which instrument  shall (x) have attached to it a copy of this  Agreement (as the same may have been amended) with a revised Schedule I reflecting the participation of such additional series or investment company and any prior revisions to SCHEDULE
I effected in accordance  with the terms hereof arid (y) be  accompanied  by the documents and instruments  required to be delivered by the Borrowers pursuant to
Section 6 hereof,  including,  without limitation, an opinion of counsel for the
Funds substantially in the form of EXHIBIT 6.1(B).

     (b) No series of any Fund or  investment  company  shall be  admitted  as a party to this  Agreement as a Borrower  unless at the time of such admission and after giving effect thereto: (i) the representations and warranties set forth in
SECTION 7 hereof shall be true and correct with respect to such  Borrower;  (ii)
such Borrower  shall be in  compliance in all material  respects with all of the terms and provisions set forth herein on its part to be observed or performed at the time of the admission and after giving effect thereto;  and (iii) no Default or Event of Default with respect to such Borrower,  nor any event which with the giving of notice or  expiration  of any  applicable  grace  period or both would constitute  such a Default or Event of Default  with  respect to such  Borrower, shall have occurred and be continuing.

     Section  2.12 SWING LINE  COMMITMENT.  Subject to the terms and  conditions hereof,  Bank of America (in such capacity,  the "SWING LINE LENDER")  agrees to make  available  to each  Borrower a portion of the credit  otherwise  available under the Commitments  from time to time by making swing line loans ("SWING LINE
Loans") to such Borrower in an aggregate  principal  amount not to exceed at any one time  outstanding  the Swing Line  Commitment  (PROVIDED THAT the Swing Line
Loans  outstanding  at any time,  when  aggregated  with the Swing Line Lender's other  outstanding  Loans  hereunder,  shall not exceed the Swing Line  Lender's
Commitment then in effect); and PROVIDED FURTHER THAT, on the date of the making of any  Swing  Line  Loan,  the sum of the  aggregate  principal  amount  of all outstanding  Loans and Swing Line Loans shall not exceed the total  Commitments.
During the Commitment Period applicable to each Borrower,  such Borrower may use the Swing  Line  Commitment  by  borrowing,  repaying  and  reborrowing,  all in accordance with the terms and conditions hereof.

     Section  2.13  PROCEDURE  FOR SWING  LINE  BORROWING.  Whenever  a Borrower
desires  that the Swing Line  Lender make Swing Line Loans  under  SECTION  2.12 hereof,  the Borrower  shall give the Swing Line Lender  irrevocable  telephonic notice confirmed  promptly in writing (which  telephonic notice must be received by the Swing Line  Lender not later than 3:00 P.M.,  New York City time,  on the proposed  date  specified  for such  borrowing),  specifying  the amount of each requested Swing Line Loan. Each borrowing under the Swing Line Commitment  shall be in an amount equal to $100,000 or an integral  multiple of $100,000 in excess thereof.  Not later than 5:00 P.M., New York City time, on the date specified in a notice by the  Borrower in respect of Swing Line Loans,  the Swing Line Lender shall make available to the Administrative Agent for the account of the Borrower at the office of the  Administrative  Agent  specified in SECTION 11.2 hereof an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line  Lender.  The proceeds of such Swing Line Loan will then be made available to the Borrower on such date specified for such borrowing by the Administrative Agent transferring by wire to the custodian of and for the account of the  Borrower  the  aggregate  of the amounts  made  available to the
Administrative Agent by the Swing Line Lender in immediately available funds.

Section 2.14   REFUNDING OF SWING LINE LOANS.

     (a) The Swing Line Lender, at any time in its sole and absolute  discretion may,  and on the  seventh  day (or if such day is not a Business  Day,  the next
Business  Day) after the date of such  borrowing  with respect to any Swing Line
Loans to the Borrower  shall, on behalf of the Borrower (and the Borrower hereby irrevocably directs the Swing Line Lender to so act on its behalf),  upon notice given by the Swing Line Lender no later than 10:00 A.M.,  New York City time, on the relevant  refunding  date,  request each Bank to make,  and each Bank hereby agrees to make,  a Loan to the  Borrower,  at the rate set forth in SECTION  3.2 hereof, in the pro rata amount determined  pursuant to SECTION 4.2. hereof equal to the amount of such Swing Line Loans of the Borrower (the "REFUNDED SWING LINE
LOANS")  outstanding on the date of such notice, to repay the Swing Line Lender.
Each Bank  shall make the amount of such Loan  available  to the  administrative
Agent at its office set forth in SECTION  11.2 hereof in  immediately  available funds,  no later than 1:00 P.M., New York City time, on the date of such notice.
The proceeds of such Loans shall be distributed by the  Administrative  Agent to the Swing Line Lender and immediately  applied by the Swing Line Lender to repay the Refunded  Swing Line Loans.  Effective on the date such Loans are made,  the portion of the Swing Line Loans so paid shall no longer be  outstanding as Swing
Line Loans.

     (b) The  making of any Swing  Line Loan  hereunder  shall be subject to the satisfaction of the applicable conditions precedent thereto set forth in SECTION
6 hereof (unless otherwise waived in accordance with SECTION 11.4 hereof).

     (c) If prior to the making of a Loan to the  Borrower  pursuant  to SECTION
2.14(A) hereof one of the events described in SECTIONS 9(F) or 9(G) hereof shall have occurred with respect to the Borrower, each Bank severally, unconditionally and irrevocably  agrees that it shall purchase a  participating  interest in the applicable Swing Line Loans  ("UNREFUNDED  SWING LINE LOANS") in an amount equal to the  amount  of Loans  which  would  otherwise  have  been  made by such Bank pursuant to SECTION 2.14(A) hereof.  Each Bank will immediately  transfer to the
Administrative  Agent,  in  immediately  available  funds,  the  amount  of  its participation (the "SWING LINE PARTICIPATION  AMOUNT"), and the proceeds of such participation shall be distributed by the Administrative Agent to the Swing Line
Lender in such  amount as will reduce the amount of the  participating  interest retained  by the Swing  Line in its Swing  Line Loans to the amount of the Loans which were to have been made by it pursuant to SECTION 2.14(A) hereof.

     (d) Whenever, at any time after the Swing Line Lender has received from any
Bank such  Lender's  Swing Line  Participation  amount,  the Swing  Line  Lender receives  any payment on account of the Swing Line Loans,  the Swing Line Lender will distribute to such Bank its Swing Line Participation Amount  (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank's pro rate portion of such payment if such payment is not  sufficient  to pay the principal of and interest on all Swing Line Loans then  due);  PROVIDED,  HOWEVER,  that in the event that such payment received by die Swing Line Lender is required to be returned,  such
Bank  will  return to the Swing  Line  Lender  any  portion  thereof  previously distributed to it by the Swing Line Lender.

     (e) Each Bank's obligation to make the Loans referred to in SECTION 2.14(A)
hereof and to  purchase  participating  interests  pursuant  to SECTION  2.14(C)
hereof  shall be  absolute  and  unconditional  and shall not be affected by any circumstance,  including,  without  limitation,  (i) any  setoff,  counterclaim, recoupment,  defense or other right  which such Bank may have  against the Swing
Line Lender or any other Person for any reason  whatsoever,  (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions  specified in SECTION 6 hereof, (iii) any adverse change in the condition  (financial  or otherwise) of the Borrower;  (iv) any breach of this  Agreement  or any  Note by the  Borrower  or the  Bank,  or (v) any  other circumstance,  happening or event  whatsoever,  whether or not similar to any of the foregoing.

     Section  2.15  INTERFUND  LENDING.  (a)  Notwithstanding  anything  in this
Agreement to the contrary (including,  without limitation,  Sections 8.8 and 8.9 hereof),  Interfund Lending shall be expressly permitted hereunder, and the mere making or receipt of an Interfund  Loan in and of itself shall not, with respect to any  Borrower  a party  thereto  (as a lender or a  borrower),  constitute  a violation  of any  condition  precedent,  representation  or covenant  contained herein or  constitute a Default or Event of Default;  PROVIDED that after giving effect to such  Interfund  Loan all other terms and conditions of this Agreement are satisfied, and PROVIDED FURTHER, that:

     (i)  Such Interfund Lending (1) is not otherwise prohibited by law, (2) has been  duly  authorized,  (3)  is  consistent  with  the  terms  of the
          Interfund  Lending Exemptive Order, (4) is not in contravention of the
          Borrower's  Prospectus,  and  (5) is  deemed  to be  Indebtedness  for purposes of calculating  the Asset Coverage Ratio in this Agreement as it applies to the Borrower;

     (ii) A Borrower may not be a lender of an Interfund Loan at any time during which the Borrower has any Loan outstanding;

     (iii)If, at any time, an Interfund  Loan is  outstanding to a Borrower that has any  Loans  outstanding  as well,  and if at such  time the  Asset
          Coverage  Ratio for the Borrower shall be less than the required Asset
          Coverage Ratio for the Borrower  pursuant to this Agreement,  then the
          Borrower shall repay such  outstanding  Interfund Loans and Loans on a pro rata basis and on the same repayment schedule (subject, in any and all event, to such Borrower's  obligation to prepay in accordance with
          2.9 hereof) to the extent  necessary to ensure that the Asset Coverage
          Ratio of all  borrowings  of the  Borrower  after such  payments is in compliance with applicable covenants concerning minimum Asset Coverage
          Ratios set forth in this Agreement;

     (iv) If any payment with respect to an Interfund Loan would cause the Asset
          Coverage  Ratio  for a  Borrower  to be less than the  required  Asset
          Coverage Ratio for the Borrower  pursuant to this Agreement,  then the
          Borrower  shall make any  payments  with  respect to such  outstanding
          Interfund  Loans on a pro rata basis  with  payments  with  respect to
          Loans to the extent  necessary to ensure that the Asset Coverage Ratio of all borrowings of the Borrower after such payments is in compliance with applicable covenants concerning minimum Asset Coverage Ratios set forth in this Agreement;

     (v)  A default  by a  Borrower  with  respect  to an  Interfund  Loan shall constitute  an Event of  Default  with  respect  to the  Borrower  for purposes of this Agreement;

     (vi) If a Default  or Event of  Default  with  respect  to a  Borrower  has occurred  and  is  continuing  under  this  Agreement  other  than  as specified above in Section  2.15(a)(iii),  then any payments made with respect to  outstanding  Interfund  Loans  shall be made on a pro rata basis with  payments with respect to Loans until such Default or Event of Default is cured or waived;

     (vii)If at any time a Borrower should secure an Interfund Loan or Interfund
          Loans with collateral, then the Borrower shall collateralize each Loan to such Borrower  under this Agreement (I) in  substantially  the same manner  and to  substantially  the same  extent  as is  required  with respect to each Interfund Loan to the Borrower,  as more  particularly described  in the  Interfund  Lending  Exemptive  Order  and (II) with collateral  having  substantially the same liquidity and substantially similar credit characteristics as that of the collateral securing such
          Interfund  Loan or  Interfund  Loans,  PROVIDED  that  the  collateral coverage percentage ratio for Loans shall not be less than the greater of (x) 102% or (y) the collateral  coverage ratio for Interfund Loans;
          and

   (viii) For purposes of calculating  the Asset Coverage Ratio of a Borrower, the amount equal to the aggregate value of the collateral  securing an
          Interfund  Loan or Loan  minus the  amount of such  Interfund  Loan or
          Loan, respectively, shall be subtracted from the value of Total Assets in the numerator of such Asset Coverage Ratio.

     (b) Without  otherwise  limiting the purposes for which  proceeds of a Loan may be used as specified in Section 8.5 of this  Agreement,  a Borrower shall be expressly  permitted  to use the  proceeds  of a Loan to  repay  an  outstanding
Interfund Loan of the Borrower, subject to the conditions set forth in paragraph
(a) of this Section 2.15 and the other  conditions of this Agreement  (including without limitation Section 8.5 hereof).

SECTION 3. PAYMENTS OF PRINCIPAL AND INTEREST.
           ----------------------------------

     Section  3.1  REPAYMENT  OF  LOANS.  Each  Borrower  hereby  severally  and unconditionally,  but neither jointly nor jointly and severally  promises to pay the  Administrative  Agent for account of each Bank the  principal  of each Loan made by such Bank to such Borrower,  and each Loan shall mature,  on the earlier of (a) the date that is 30  calendar  days after the date such Loan was made and
(b) the Commitment Termination Date.

     Section 3.2 INTEREST.
                 --------

     (a) Each  Borrower  hereby  promises  severally  and  unconditionally,  but neither jointly nor jointly and severally,  to pay to the  Administrative  Agent for the  account of each Bank  interest on the unpaid  principal  amount of each
Loan (which,  for purposes of this  SECTION 3.2,  shall  include each Swing Line
Loan) made by such Bank to such Borrower,  for the period from and including the date of such Loan to but  excluding the date such Loan shall be paid in full, at a rate equal to the Federal Funds Rate (as in effect from tune to time) PLUS the
Applicable Margin.

     (b) Notwithstanding the foregoing,  each Borrower hereby promises to pay to the  Administrative  Agent  for  the  account  of  each  Bank  interest  at  the
Post-Default  Rate on any  principal  of any  Loan  made  by  such  Bank to such
Borrower  and on any other  amount  payable by such  Borrower in respect of such
Loan hereunder or under the applicable  Note held by such Bank to or for account of such Bank, that shall not be paid to the Administrative Agent for the benefit of the Banks in full when due (whether at stated maturity,  by acceleration,  by mandatory  prepayment or  otherwise),  for the period from and including the due date thereof to but excluding the date the same is paid in full.

     (c)  Accrued  interest  on each Loan shall be  payable in arrears  upon the payment  or  prepayment  thereof  (but only on the  principal  amount so paid or prepaid);  except that  interest  payable at the  Post-Default  Rate pursuant to
SECTION  3.2(B)  hereof shall be payable  from time to time on demand.  Promptly after the  determination  of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Banks.

SECTION 4.        PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.
                  -----------------------------------------------

Section 4.1 PAYMENTS.

     (a)  Except to the  extent  otherwise  provided  herein,  all  payments  of principal,  interest  and other  amounts  to be made by a  Borrower  under  this
Agreement  and the Notes,  shall be made in Dollars,  in  immediately  available funds, without deduction,  set-off or counterclaim,  to the Administrative Agent
(Account No.  323-525369,  or any other account designated by the Administrative
Agent), not later than 2:00 p.m. New York time on the date on which such payment shall  become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding  Business Day), PROVIDED that if a new Loan to a Borrower is to be made by any Bank on a date such Borrower is to repay any principal of an  outstanding  Loan made by such Bank to such Borrower, such  Bank  shall  apply the  proceeds  of such new Loan to the  payment  of the principal  to be repaid and only an amount equal to the  difference  between the principal to be borrowed and the principal to be repaid shall be made  available by such Bank to the  Administrative  Agent as  provided in SECTION 2.2 hereof or paid by such Borrower to the  Administrative  Agent pursuant to this SECTION 4.1 as the case may be.

     (b) Each  Borrower  shall,  at the time of making each  payment  under this
Agreement or any Note for the account of any Bank, specify to the Administrative
Agent (which shall so notify the intended  recipient(s) thereof) the identity of such Borrower,  the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that such  Borrower  fails to so specify,  or if an Event of Default has  occurred and is  continuing,  the
Administrative Agent may distribute such payment for account of such Borrower to the Banks for application in such manner as it or the Majority Banks, subject to
SECTION 4.2 hereof, may determine to be appropriate).

     (c) Each payment received by the Administrative  Agent under this Agreement or any Note for  account of any Bank shall be paid by the  Administrative  Agent promptly  to such Bank,  in  immediately  available  funds,  for account of such
Bank's Applicable  Lending Office for the Loan or other obligation in respect of which such payment is made.

     (d) If the due date of any payment  under this  Agreement or any Note would otherwise  fall on a day that is not a Business Day, such date shall be extended to the next  succeeding  Business  Day,  and  interest  shall be payable for any principal so extended for the period of such extension.

Section 4.2 PRO RATA TREATMENT.  Except to the extent otherwise provided herein:
            ------------------

     (a) Each  borrowing  from the Banks under  SECTION 2.1 hereof shall be made from the Banks pro rata according to the amounts of their respective  unutilized
Commitments.

     (b) Each payment of  commitment  fee under SECTION 2.4 hereof shall be made to the  account  of the  Banks  pro  rata  according  to the  amounts  of  their respective unutilized Commitments.

     (c) Each  termination  or  reduction  of the  amount of  Commitments  under
Section 2.3 hereof shall be applied to the  respective  Commitments of the Banks pro rata according to the amounts of their respective Commitments.

     (d) Each payment or prepayment of principal of Loans by a Borrower shall be made for account of the Banks pro rata in accordance with the respective  unpaid principal amounts of the Loans held by them; and

     (e) Each  payment  of  interest  on Loans by a  Borrower  shall be made for account of the Banks pro rata in accordance with the amounts of interest on such
Loans then due and payable to the respective Banks.

Section 4.3 COMPUTATIONS.
            ------------

     (a) Interest on Loans and commitment fees shall be computed on the basis of a 360-day year for the actual days elapsed.

     (b) Each  determination  of an interest  rate by the  Administrative  Agent pursuant to any provision of this  Agreement  shall be conclusive and binding on each Borrower and the Banks in the absence of manifest error. The Administrative
Agent shall,  at the request of a Borrower  deliver to such Borrower a statement showing the  quotations  used by the  Administrative  Agent in  determining  any interest rate pursuant to SECTION 3.2 hereof.

     Section 4.4 MINIMUM AMOUNTS. Each borrowing shall be in an aggregate amount at least equal to  $500,000 or a larger  integral  multiple  of  $100,000.  Each partial  prepayment  of principal  of Loans shall be in an  aggregate  amount at least equal to $100,000 or a larger integral multiple of $100,000.

Section 4.5 CERTAIN NOTICES.
            ---------------

     (a) Notices by a Borrower to the  Administrative  Agent of  borrowings  and optional  prepayments of Loans shall be irrevocable  and shall be effective only if received by the Administrative  Agent not later than 12:00 noon New York time on the date of the  relevant  borrowing  or  prepayment.  Each  such  notice  of borrowing or optional  prepayment  shall  specify the Borrower for whose benefit such borrowing or prepayment, or on whose behalf such borrowing or prepayment is to be made1,  the Loans to be  borrowed  or prepaid  and the amount  (subject to
SECTION  4.4  hereof) of each Loan to be  borrowed  or  prepaid  and the date of borrowing or optional prepayment (which shall be a Business Day).

     (b) Notices by a Borrower to the  Administrative  Agent of  terminations or reductions of the  Commitments  shall be irrevocable and shall be effective only if received in a timely manner,  as set forth in SECTION  2.3(B) hereof,  by the
Administrative Agent. Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced.

     (c) The  Administrative  Agent  shall  promptly  notify  the  Banks  of the contents of each such notice.

     Section 4.6 NON-RECEIPT OF FUNDS BY THE  ADMINISTRATIVE  AGENT.  Unless the
Administrative  Agent  shall have been  notified  by a Bank or a  Borrower  (the
"PAYOR")  prior  to the  date on  which  the  Payor  is to make  payment  to the
Administrative  Agent of (in the case of a Bank)  the  proceeds  of a Loan to be made by such Bank  hereunder  or (in the case of a  Borrower)  a payment  to the
Administrative  Agent for  account of one or more of the Banks  hereunder  (such payment  being  herein  called the  "REQUIRED  PAYMENT"),  which notice shall be effective  upon  receipt,  that the Payor does not  intend to make the  Required
Payment to the Administrative  Agent, the  Administrative  Agent may assume that the  Required  Payment has been made and may, in reliance  upon such  assumption
(but  shall not be  required  to),  make the  amount  thereof  available  to the intended  recipient(s)  on such date; and, if the Payor has not in fact made the
Required Payment to the  Administrative  Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest  thereon (such interest to be, in the case of a Bank, the
Federal  Funds  Rate and,  in the case of a  Borrower,  as set forth in  SECTION
3.2(A)  hereof) in respect of each day during the period  commencing on the date
(the  "Advance  Date") such amount was so made  available by the  Administrative
Agent until the date the Administrative  Agent recovers such amount and, if such recipient(s) shall fail promptly to make such payment,  the Administrative Agent shall be entitled to recover such amount,  on demand,  from the Payor,  together with interest as aforesaid,  PROVIDED that if neither the  recipient(s)  nor the
Payor shall return the Required Payment to the Administrative Agent within three
Business Days of the Advance Date, then,  retroactively to the Advance Date, the
Payor and the  recipient(s)  shall  each be  obligated  to pay  interest  on the
Required Payment as follows:

     (a) If the  Required  Payment  shall  represent  a payment  to be made by a
Borrower  to the  Banks,  such  Borrower  and  the  recipient(s)  shall  each be obligated  retroactively  to the Advance  Date to pay interest in respect of the
Required Payment at the Post-Default Rate (without duplication of the obligation of such  Borrower  under  SECTION  3.2 hereof to pay  interest  on the  Required
Payment at the  Post-Default  Rate), it being  understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such  obligation of such Borrower  under said SECTION 3.2 to pay interest at the
Post-Default Rate in respect of the Required Payment; and

     (b) If the Required  Payment shall represent  proceeds of a Loan to be made by the Banks to a Borrower,  such Borrower and the Payor shall each be obligated retroactively  to the Advance  Date to pay  interest in respect of the  Required
Payment   pursuant  to  the  rate  specified  in  Section  3.2  hereof  (without duplication  of the  obligation of such Borrower under SECTION 3.2 hereof to pay interest on the Required  Payment),  it being understood that the return by such
Borrower of the Required Payment to the Administrative Agent shall not limit any claim such  Borrower  may have  against  the Payor in  respect of such  Required
Payment.

Section 4.7 SHARING OF PAYMENTS, ETC.
            ------------------------

     (a) Each Fund agrees that, in addition to (and without  limitation  of) any right of set-off,  banker's lien or counterclaim a Bank may otherwise have, each
Bank shall be entitled,  at its option (to the fullest extent permitted by law), to set  off  and  apply  any  deposit  (general  or  special,  fine  or  demand, provisional  or  final),  or other  indebtedness,  held by it for the  credit or account  of a  Borrower  at any of  its  offices,  in  Dollars  or in any  other currency,  against any  principal  of or interest on any of such Bank's Loans to such  Borrower  or any  other  amount  payable  by such  Borrower  to such  Bank hereunder,  that is not paid when due  (regardless  of whether  such  deposit or other  indebtedness  are then  due to such  Borrower),  in  which  case it shall promptly  notify such Borrower and the  Administrative  Agent thereof,  PROVIDED that such  Bank's  failure to give such  notice  shall not  affect the  validity thereof.

     (b) If any Bank shall obtain from a Borrower payment of any principal of or interest  on any Loan  owing to it or  payment  of any other  amount  under this
Agreement  through  the  exercise  of any  right of  set-off,  banker's  lien or counterclaim or similar right or otherwise  (other than from the  Administrative
Agent as provided  herein),  and, as a result of such  payment,  such Bank shall have received a greater  percentage of the principal of or Interest on the Loans made to such Borrower or such other  amounts then due to such Bank  hereunder by such Borrower than the percentage  received by any other Bank, it shall promptly purchase  from such  other  Banks  participations  in (or,  if and to the extent specified by such Bank,  direct  interests in) such Loans or such other amounts, respectively, owing to such other Banks (or in interest duo thereon, as the case may be) in such amounts,  and make such other  adjustments  from time to time as shall be  equitable,  to the end that all the Banks  shall  share the benefit of such excess  payment (net of any  expenses  that may be incurred by such Bank in obtaining or preserving  such excess  payment) pro rate in  accordance  with the unpaid  principal  of  and/or  interest  on such  Loans or such  other  amounts, respectively,  owing to each of the Banks.  To such end all the Banks shall make appropriate  adjustments among themselves (by the resale of participations  sold or otherwise) if such payment is rescinded or must otherwise be restored.

     (c) Each Fund agrees that any Bank so purchasing such a  participation  (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar  rights with respect to such  participation  as fully as if such Bank were a direct  holder  of Loans or other  amounts  (as the case may be) owing to such Bank in the amount of such participation (or direct interest).

     (d) Nothing  contained  herein shall  require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of  exercising,  any such  right  with  respect  to any  other  indebtedness  or obligation of a Borrower.  If, under any  applicable  bankruptcy,  insolvency or other  similar  law, any Bank  receives a secured  claim in lieu of a set-off to which this  SECTION 4.7  applies,  such Bank shall,  to the extent  practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this SECTION 4.7 to share in the benefits of any recovery on such secured claim.

Section 4.8 REQUIREMENTS OF LAW.
            -------------------

     (a) If any Bank shall have determined that the adoption of or any change in any applicable  law, rule, or regulation,  or any change in any applicable  law, rule or  regulation,  or any  change  in the  interpretation  or  administration thereof by any  governmental  authority,  central  bank,  or  comparable  agency charged with the interpretation or administration thereof, or compliance by such
Bank or any  corporation  controlling  such Bank with any  request or  directive regarding  capital  adequacy  (whether  or not having the force of law) from any such  authority,  central bank, or comparable  authority made  subsequent to the date hereof  shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption,  change, or compliance  (taking into consideration such Bank's or such  corporation's  policies  with  respect to capital  adequacy)  by an amount determined by such Bank, in its reasonable discretion, to be material, then from time to time,  each  Borrower  shall  promptly pay to such Bank such  additional amount or amounts as will compensate such Bank for such reduction.

     (b) If any Bank becomes  entitled to claim any additional  amounts pursuant to this SECTION 4.8, it shall promptly  notify the Borrowers (with a copy to the
Administrative  Agent) of the event by reason of which it has become so entitled by providing a certificate  setting forth in reasonable detail the basis for the claim for additional  amounts,  the amounts required to be paid by the Borrowers to such Bank, and the  computations  made by such Bank to determine the amounts;
PROVIDED  that such Bank shall not be  required  to  disclose  any  confidential information.  Such certificate as to any additional  amounts payable pursuant to this SECTION 4.8(B)  submitted by such Bank to the Borrowers (with a copy to the
Administrative  Agent) shall be conclusive in the absence of manifest error. The agreements in this SECTION 4.8 shall survive the  termination  of this Agreement and the  payment  of the Loans  and all  other  amounts  payable  hereunder.  No
Borrower  shall be responsible  to compensate  such Bank for additional  amounts attributable to another  Borrower's  Loans,  (c) Failure or delay on the part of any  Bank  to  demand  compensation  pursuant  to this  SECTION  4.8  shall  not constitute a waiver of such Bank's right to demand such  compensation;  PROVIDED that the  Borrowers  shall not be required to compensate a Bank pursuant to this
SECTION 4.8 for any increased  costs or  reductions  incurred more than 270 days prior to the date that such Bank  notifies  the  Borrower  of the  change in the applicable  law,  rule, or  regulation  giving rise to such  increased  costs or reductions  and of  such  Bank's  intention  to  claim  compensation  therefore;
PROVIDED  FURTHER that, if the change in the applicable law, rule, or regulation giving rise to such increased costs or reductions is  retroactive,  then the 270 day  period  referred  to above  shall be  extended  to  include  the  period of retroactive effect thereof.

SECTION 5. U.S. TAXES.
           ----------

     (a) All  payments  made by any  Borrower  under this  Agreement or any Note shall be made free and clear of, and without  deduction or withholding for or on account of, any resent or future income, stamp or other taxes, levies,  imposts, duties,  charges,  fees,  deductions or withholdings,  now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding all present and future income taxes and franchise  taxes (imposed in lieu of net income taxes) imposed on the  Administrative  Agent or any Bank as a result of a present or former connection between the  Administrative  Agent or such Bank and the  jurisdiction  of  the  Governmental  Authority  imposing  such  tax  or any political  subdivision  or taxing  authority  thereof or therein (other than any such connection arising solely from the Administrative Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced,  this Agreement or any Note). If any such non-excluded taxes,  levies, imposts,  duties,  charges,  fees,  deductions  or  withholdings  ("Non-Excluded
Taxes")  are  required  to  be  withheld   from  any  amounts   payable  to  the
Administrative  Agent or any Bank  hereunder  or under any Note,  the amounts so payable  to the  Administrative  Agent or such Bank  shall be  increased  to the extent  necessary  to yield to the  Administrative  Agent  or such  Bank  (after payment of all  Non-Excluded  Taxes)  interest or any such other amounts payable hereunder at the rates or in the amounts specified on this Agreement,  PROVIDED,
HOWEVER,  that a Borrower  shall not be required to  increase  any such  amounts payable to arty Bank that is not organized under the laws of the U.S. or a state thereof if such Bank falls to comply with the  requirements  of paragraph (b) of this  Section.  Whenever any  Non-Excluded  Taxes are payable by a Borrower,  as promptly as possible thereafter,  such Borrower shall send to the Administrative
Agent for its own account or for the account of such Bank. as the case may be. a certified copy of an original official receipt received by such Borrower showing payment thereof.  If a Borrower fails to pay any Non-Excluded  Taxes when due to the appropriate taxing authority or fails to remit to the  Administrative  Agent the required  receipts or other  required  documentary  evidence,  such Borrower shall  indemnify  the  Administrative  Agent and the  Banks for any  incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Bank as a result of any such  failure.  The  agreements  in this  Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Bank  that is not  incorporated  under  the laws of the U.S.  or a state thereof shall:

     (i)  deliver to the Investment Adviser and the Administrative Agent (A) two
          duly completed  copies of U.S.  Internal  Revenue Service Form 1001 or
          4224,  or successor  applicable  form, as the case may be, and (B) and
          Internal Revenue Service From W4 or W-9, or successor applicable form, as the case may be;

     (ii) deliver to the  Investment  Adviser and the  Administrative  Agent two
          further copies of any such form or certification on or before the date that any such form or  certification  expires or becomes  obsolete and after  the  occurrence  of any  event  requiring  a change in the most recent form previously delivered by it to the Investment Adviser; and

     (iii)obtain such  extensions  of time for filing and complete such forms or certifications  as may  reasonably  be  requested  by  the  Investment
          Adviser or the Administrative Agent;

unless in any such case an event (including,  without limitation,  any change in treaty,  law or  regulation)  has  occurred  prior to the date on which any such delivery would  otherwise be required which renders all such forms  inapplicable or which would prevent such Bank from duly  completing  and  delivering any such form with respect to it and such Bank so advises the Investment  Adviser and the
Administrative  Agent. Such Bank shall certify (A) in the case of a Form 1001 or
4224,  that it is  entitled to receive  payments  under this  Agreement  without deduction or withholding of any U.S. federal income taxes and (B) in the case of a Form  W-8 or  W-9,  that it is  entitled  to an  exemption  from  U.S.  backup withholding  tax.  Each  Person  that  shall  be  subject  to an  assignment  or participation  pursuant to SECTION 11.6 hereof shall,  upon the effectiveness of the related  transfer,  be  required to provide all of the forms and  statements required  pursuant  to this  SECTION  5,  provided  that in the case of a Person subject to a  participation,  such Person shall  furnish all required  forms and statements  to the Bank from  which the  related  participation  shall have been purchased.

     (c) If any Bank shall  receive a credit or refund  from a taxing  authority with respect to, and actually  resulting from, an amount of  Non-Excluded  Taxes actually paid to or on behalf of such Bank by a Borrower (a "Tax Credit"),  such
Bank shall  promptly pay to such Borrower the amount so received with respect to the Tax  Credit if such Tax Credit is not  received  by such Bank in the form of cash,  such Bank shall pay the amount of such Tax Credit not later than the time prescribed  by  applicable  law for filing the return  (including  extensions of time) for such Bank's  taxable  period  which  includes the period in which such
Bank receives the economic benefit of such Tax Credit.  In any event, the amount of any Tax Credit  payable by a Bunk to a Borrower  pursuant  to this clause (c)
shall not exceed the actual amount of cash refunded to, or credits  received and usable (in  accordance  with the actual  practices then in use by such Bank) by, such Bank from a taxing authority.  In determining the amount of any Tax Credit, a  Bank  may  use  such  apportionments  and  attribution  rules  as  such  bank customarily  employs in allocating taxes among its various operations and income sources and such  determination  shall be conclusive absent manifest error. Each
Borrower  further  agrees  promptly  to return to a Bank the amount paid to such
Borrower  with  respect  to a Tax  Credit by such Bank if such Bank is caused to repay,  or is determined to be ineligible  for, a Tax Credit for such amount and agrees that (i) neither the Administrative Agent nor any Bank shall be obligated to provide such Borrower with details of the tax position of the  Administrative
Agent or such Bank (as the case may be) and (ii)  such  Borrower  shall  have no right to inspect any records (including tax returns) of the Administrative Agent or such Bank (as the case may be).

SECTION 6. CONDITIONS PRECEDENT.
           --------------------

     Section 6.1 INITIAL  LOAN.  The  obligation of any Bank to make its initial
Loan  hereunder  is  subject  to  the  conditions  precedent  (which  conditions precedent  apply to and shall be satisfied by the Borrowers  severally) that the
Administrative  Agent shall have received the following  documents (with, in the case of clauses (a), (b), (c), (d), and (e) below,  sufficient  counterparts  or copies,  as the case may be, for each Bank), each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Bank) in form and substance:

     (a)  RELATED  AGREEMENTS.  (i) True and  correct  copies,  certified  as to authenticity by each Fund, of the most recent Prospectus for each Borrower,  the current  registration  statement for each  Borrower,  the most recent annual and semi-annual  financial  reports  for each  Borrower,  (ii) with  respect  to the
Shareholder Services Agreement for each Borrower, the Custody Agreement far each
Borrower,  the  Distribution  Agreement for each  Borrower,  and the  Investment
Management  Agreement  of each Fund in which the  assets  of each  Borrower  are invested, certified copies of any amendments thereto that have an effective date subsequent to December 18, 1998 or,  alternatively,  a certificate  on behalf of each  Borrower  that no such  amendments  exist and that such  documents,  as in effect as of December  18, 1998,  are still in full force and effect,  and (iii)
such other  documents  or  instruments  as may be  reasonably  requested  by the
Administrative  Agent,  including,  without  limitation,  a  copy  of  any  debt instrument,  security agreement or other material contract to which any Borrower may be a parry.

     (b) CORPORATE  DOCUMENTS.  Certified  copies of the charter and by-laws (or equivalent  documents) of each Fund and of all corporate authority for each Fund
(including,  without limitation,  board of director resolutions) with respect to the execution, delivery and performance of this Agreement and the Notes and each other  document  to be  delivered  by each Fund from time to time in  connection herewith and the Loans hereunder (and the Administrative Agent and each Bank may conclusively  rely on such certificate  until it receives notice in writing from each Fund to the contrary).

     (c) INCUMBENCY  CERTIFICATE.  A certificate of each Fund, dated the Closing
Date, as to the  incumbency and signature of the officers of such Fund executing this Agreement or any Notes executed by the Secretary or any Assistant Secretary of such Fund, satisfactory in form and substance to the Administrative Agent.

     (d) OPINION OF COUNSEL TO THE FUNDS. An opinion,  dated the date hereof, of
Charles C.S. Park,  Assistant  General  Counsel of American  Century  Investment
Management,  Inc., counsel to the Funds and each Borrower,  substantially in the form of EXHIBIT  6.1(B) (and the Funds and each  Borrower  hereby  instruct such counsel to deliver such opinion to the Banks and the Administrative Agent).

     (e) CREDIT  AGREEMENT.  Executed  copies of this  Agreement and all related documents in form and substance reasonably satisfactory to each Bank.

     (f) NOTES. If requested  pursuant to SECTION 2.7(A) hereof, the Notes, duly completed and executed for each Bank.

     (g) OTHER DOCUMENTS.  Such other documents as the  Administrative  Agent or any Bank or special New York counsel to JPMorgan may reasonably request.

The obligation of any Bank to make its initial Loan hereunder is also subject to the  payment by the Funds of such fees as the Funds  shall have agreed to pay or deliver  to any  Bank  or  the  Administrative  Agent  in  connection  herewith, including, without limitation, the reasonable fees and expenses of Pryor Cashman
Sherman  &  Flynn LLP,  special New York counsel to JPMorgan,  in connection with the negotiation,  preparation, execution and delivery of this Agreement and the Notes and the making of the Loans  hereunder (to the extent that  statements for such fees and expenses  have been  delivered to the Funds).  The Funds shall allocate such fees and expenses  among the Borrowers pro rata according to their respective  Net Asset  Values as at the date on which such fees and expenses are paid or otherwise in compliance with law.

     Section 6.2 INITIAL AND  SUBSEQUENT  LOANS.  The obligation of the Banks to make any  Loan to a  Borrower  upon the  occasion  of each  borrowing  hereunder
(including the initial borrowing) is subject to the further conditions precedent that both  immediately  prior to the making of such Loan and also  after  giving effect thereto and to the intended use thereof:

     (a) no Default shall have occurred and be continuing;

     (b) the  representations  and  warranties  made by each  Fund on  behalf of itself and each  Borrower in SECTION 7 hereof  shall be true and complete on and as of the date of the  making of such Loan with the same  force and effect as if made on and as of such date  (or,  if any such  representation  or  warranty  is expressly  stated to have been made as of a  specific  date as of such  specific date);

     (c) the Banks  shall be  satisfied  that the Loans and the use of  proceeds thereof in respect of each Borrower comply in all respects with Regulation U. To the  extent  required  by  Regulation  U, the  Administrative  Agent  shall have received a copy of either (i) FR Form U-1,  duly  executed and delivered by each
Fund on behalf of each Borrower and completed for delivery to each Bank, in form acceptable to the Administrative  Agent, or (ii)a current list of "margin stock"
(as defined in  Regulation  U) from each  Borrower,  in form  acceptable  to the
Administrative  Agent and in compliance with Section 21.3(c)(2) of Regulation U;
and

     (d) (i) Asset  Coverage of at least 300% of any Borrower as provided by and in accordance with the Investment  Company Act (provided that "total assets," as used in the Investment Company Act, shall not include any encumbered assets of a
Borrower)  and (ii)  borrowing  limits  in such  Borrower's  Prospectus  arc not exceeded.

Each notice of borrowing  by a Fund on behalf of itself or a Borrower  hereunder shall  constitute  a  certification  by such Fund to the effect set forth in the preceding  sentence  (both as of the date of such notice  and.  unless such Fund otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

SECTION 7.  REPRESENTATIONS  AND WARRANTIES.  Each Fund, on behalf of itself and each Borrower,  hereby represents and warrants to the  Administrative  Agent and the Banks that (it being agreed that each Fund  represents  and warrants only to matters with respect to itself and each Borrower that is apart of such Fund, and each Borrower represents only to matters with respect to itself):

     Section 7.1 CORPORATE  EXISTENCE;  COMPLIANCE WITH LAW. Each Fund: (a) is a
corporation duly organized, validly existing and in good standing under the laws of the  jurisdiction  of its  organization;  (b) has all requisite  corporate or other  power,  and  has  all  material  governmental  licenses,  authorizations, consents and approvals  necessary to own its assets and carry on its business as now being or as proposed to be conducted, (c) is qualified to do business and is in good standing in all jurisdictions  where failure so to qualify could (either individually  or in the aggregate) have a Material  Adverse  Effect;  (d) has no
Subsidiaries;  and (e) is in compliance of all laws, including,  but not limited to, the Investment Company Act and the Securities Act of 1933, as amended.

Section 7.2 INVESTMENT COMPANY.
            ------------------

     (a) Each  Fund is  registered  with the  Commission  under  the  Investment
Company  Act as an  open-end  management  investment  company,  and no  order of suspension  or revocation of such  registration  has been issued or  proceedings therefor initiated or threatened by the Commission.

     (b)  Each  Borrower  is  in  substantial  compliance  with  all  investment objectives.  policies, restrictions and limitations set forth or incorporated by reference in the Prospectus and applicable to such Borrower.

     (c) The  Investment  Adviser  is the  primary  investment  adviser  to each
Borrower  and Fund and,  to the best  knowledge  of each  Fund,  the  Investment
Adviser is duly registered as an investment adviser under the Advisers Act.

     Section 7.3  PERMISSION  TO BORROW.  Each  Borrower is  permitted to borrow hereunder pursuant to the limits and restrictions set forth in its Prospectus.

     Section 7.4 FINANCIAL CONDITION. For each Borrower, the statement of assets and  liabilities as of such Borrower's most recently ended fiscal year for which annual  reports have been prepared and the related  statements of operations and of changes in net assets for the fiscal year ended on such date, copies of which financial  statements,  certified by the independent public accountants for each
Borrower,  or the Fund acting on behalf of each such  Borrower,  as the case may be, have heretofore been delivered to each Bank, fairly present, in all material respects,  the  financial  position  of such  Borrower  as of such  date and the results  of its  operations  for  such  period,  in  conformity  with  GAAP  (as consistently applied).

     Section 7.5 LITIGATION.  There arc no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the  knowledge of any Fund or any  Borrower)  threatened  against that Fund or Borrower (a) with respect to this  Agreement  and each of the Notes or any of the  transactions  contemplated  hereby or  thereby,  or (b) that,  if adversely  determined  could (either  individually  or in the aggregate)  have a
Material Adverse Effect.

     Section 7.6 NO DEFAULT.  No Default or Event of Default has occurred and is continuing.

     Section 7.7 NO BREACH. None of the execution and delivery of this Agreement and the Notes,  the  consummation  of the  transactions  herein  contemplated or compliance with the terms and provisions  hereof will conflict with or result in a breach of, or require any consent  under,  the charter or by-laws of any Fund, or any applicable law or regulation, or any order, writ, injunction or decree of any court or  governmental  authority or agency,  or any  material  agreement or instrument  to  which  any  Fund is a party  or by which it or any of its or any
Borrower's  Property is bound or to which it is subject, or constitute a default under any such agreement or instrument.

     Section 7.8 ACTION. Each Fund has all necessary corporate power,  authority and legal right to execute,  deliver  and  perform  its  obligations  under this
Agreement and the Notes and to borrow  hereunder;  the  execution,  delivery and performance  by each Fund of this  Agreement  and the Notes and the  ability  to borrow hereunder have been duly authorized by all necessary  corporate action on its part (including,  without limitation,  any required shareholder  approvals);
and this Agreement has been duly and validly executed and delivered by each Fund and  constitutes,  and each of the Notes when  executed and  delivered for value will constitute,  its legal, valid and binding  obligation,  enforceable against each Fund in accordance  with its terms,  except as such  enforceability  may be limited by (a)  bankruptcy,  insolvency,  reorganization,  moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general  principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 7.9 APPROVALS. No authorizations,  approvals or consents of, and no filings or  registrations  with,  any  governmental  or regulatory  authority or agency, or any securities exchange, are necessary for the execution, delivery or performance  by each Fund of this  Agreement  or the Notes or for the  legality, validity or enforceability hereof or thereof.

     Section 7.10 USE OF CREDIT.  No part of the proceeds of any Loan  hereunder will be used in a manner that violates Regulation U.

     Section 7.11 ERISA.  No Fund has any ERISA  Affiliates or has had any ERISA
Affiliates at any time. No Fund maintains,  contributes to or  participates  in, nor at any time has any Fund maintained,  contributed to or participated in, any
Plan or Multiemployer Plan.

     Section  7.12  TAXES.  Each Fund and each  Borrower  have filed all Federal income  returns and all other material tax returns that are required to be flied by them and have paid all taxes due  pursuant to such returns or pursuant to any assessment  received by a Fund or any such Borrower.  The charges,  accruals and reserves  on the books of each Fund in respect  of taxes and other  governmental charges  are, in the opinion of each Fund,  adequate.  No Fund has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

     Section 7.13 TRUE AND COMPLETE  DISCLOSURE.  No Prospectus,  as of the date thereof,  contains any untrue  statement of material  fact or omits to state any material  fact  necessary  to make  the  statements  therein,  in  light  of the circumstances under which they were made, not misleading. Since the date of each such  Prospectus,  there has not been any change  that  would  require a Fund to supplement or amend its Prospectus.

     Section 7.14 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously  furnished  by or on behalf of each Fund and each  Borrower in writing to the Administrative Agent or any Bank for purposes of or in connection with this  Agreement or any  transaction  contemplated  hereby (in each case, as amended,  superseded,  supplemented or otherwise  modified with the knowledge of the  Administrative  Agent  or  such  Bank)  is,  and  all  other  such  factual information  hereafter  furnished by or on behalf of each Fund and each Borrower to the Administrative  Agent or any Bank (in each case, as amended,  superseded, supplemented  or otherwise  modified  with the  knowledge of the  Administrative
Agent or such Bank) will be, true and accurate in every material  respect on the date as of which such information is dated or certified,  and to the extent such information was furnished to the Administrative Agent or such Bank heretofore or contemporaneously, as of the date of execution and delivery of this Agreement by the Administrative Agent or such Bank, and such information is not, or shall not be,  as the case may be,  incomplete  by  omitting  to state any  material  fact necessary to make such information not misleading.

     Section 7.15 INDEBTEDNESS.  As of the date hereof, neither any Fund nor any
Borrower has any Indebtedness other than (a) current  liabilities  consisting of expenses payable and payables for securities purchased and (b) obligations under
Financial Contracts.

     Section 7.16  PROPERTY  AND LIENS.  No Lien exists upon any Property of any
Fund except for Liens permitted by SECTION 8.8 hereof.

     Section  7.17 BLUE SKY  REGISTRATIONS.  There are in full  force and effect orders of effective securities  registration for the securities of each Borrower in each  state in which such  securities  are sold or are  offered  for sale and required to be so registered.

     Section  7.18  FEDERAL  REGULATIONS.  If  requested  by  any  Bank  or  the
Administrative Agent from time to time, each of the Funds and each Borrower will furnish to the  Administrative  Agent and each Bank a statement and current list of the assets of each Borrower in conformity  with the  requirements  of FR Form
U-1  referred  to in said  Regulation  U.  Other  than  the  furnishing  of such statement  and such  list,  no filing  or other  action  is  required  under the provision of Regulations T, U or X in connection with the execution and delivery of the Agreement and the making of the Loans hereunder.

     Section 7.19 APPORTIONMENT  AMONG FUNDS.  Borrowings of Loans by a Fund for
the benefit of any Borrower  will be allocated by such Fund among the  Borrowers on a fair  and  equitable  basis  not in  violation  of  applicable  law  and in accordance with the procedures  established  prior to the date of this Agreement by the board of directors of the Fund,  as such  procedures  may be amended from time to time.

     Section 7.20 NO MATERIAL ADVERSE CHANGE. For each Borrower,  since the date of the statement of assets and  liabilities  for the most recently  ended fiscal year for which annual  reports have been prepared for such  Borrower,  there has been no  development  or event which has had or could  reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

SECTION 8.  COVENANTS OF THE FUNDS.  Each Fund for itself and each  Borrower for itself hereby covenants and agrees with the Banks and the  Administrative  Agent that, so long as any  Commitment or Loan is outstanding to it or (in the case of any Fund) any Borrower  that is a part of such Fund and until payment in full of all amounts  payable by it or (in the case of any Fund) any  Borrower  that is a part of such Fund  hereunder (it being agreed that each Fund  covenants  only to matters  with respect to itself and each  Borrower  that is a part of such Fund, and each Borrower covenants only to matters with respect to itself):

     Section 8.1 FINANCIAL  STATEMENTS.  Each Fund or Borrower,  as  applicable, shall deliver to the Administrative Agent (with copies for each Bank):

     (a) as soon as  available  and in any event within 75 days after the end of each fiscal year of such Borrower, a statement of assets and liabilities of that
Borrower as of the end of such fiscal year, a statement of  operations  for such fiscal  year,  a statement of changes in net assets for such fiscal year and the preceding  fiscal year, a portfolio of  investments as of the end of such fiscal year and the per  share  and  other  data  for  such  fiscal  year  prepared  in accordance with GAAP (as consistently applied) and all regulatory  requirements, and  all  presented  in a  manner  acceptable  to the  Securities  and  Exchange
Commission or any successor or analogous  Governmental  Authority and acceptable
to  PricewaterhouseCoopers   LLP,  Deloitte  &  Touche  LLP,  or  any  other
independent certified public accountants of recognized standing;

     (b) as soon as available and in any event within 60 days after the close of the first six-month period of each fiscal year of such Borrower,  a statement of assets and  liabilities as of the end of such six-month  period,  a statement of operations for such six-month  period,  a statement of changes in net assets for such  six-month  period and a  portfolio  of  investments  as of the end of such six-month  period,  all prepared in accordance with regulatory  requirements and all  certified  (subject  to normal  year-end  adjustments)  as to  fairness  of presentation,  GAAP (as  consistently  applied) and consistency by a Responsible
Officer, and

     (c) as soon as available, but in any event not later than 10 days after the end of each fiscal quarter of each  Borrower,  the net asset value sheet of such
Borrower  as of the end such  quarter,  in the form and detail  similar to those customarily  prepared  by each of the Fund's  management  for  internal  use and reasonably  satisfactory to the Administrative Agent, certified by a Responsible
Officer as being fairly stated in all material respects; PROVIDED, HOWEVER, that if any Borrower has Loans  outstanding,  such  Borrower  shall provide each Bank with (i) such net asset value sheet described above in this SECTION 8.1 and (ii)
a  certificate  of a  Responsible  Officer  showing  in  reasonable  detail  the calculations  supporting such Borrower's  compliance with SECTION 6.2(D) hereof, within three  Business  Days after the end of each  calendar week so long as any
Loans to such Borrower remain outstanding;

all such  financial  statements  shall be complete  and correct in all  material respects and shall be prepared in reasonable  detail and in accordance with GAAP applied  consistently  throughout the periods  reflected  therein and with prior periods (except as approved by such accountants or officer,  as the case may be, and disclosed therein).

     Section 8.2  CERTIFICATES;  OTHER  INFORMATION.  Each Fund or Borrower,  as
applicable,  shall  deliver to the  Administrative  Agent (with  copies for each
Bank):

     (a) concurrently with the delivery of the financial  statements referred to in SECTIONS  8.1(A),  (B),  and (C) hereto and the  quarterly  report in SECTION
8.2(C) hereof,  a certificate of a Responsible  Officer  stating that (i) to the best of such Responsible  Officer's knowledge,  such Borrower during such period has  observed  or  performed  all of its  covenants  and other  agreements,  and satisfied  every  condition,  contained  in this  Agreement  and the Notes to be observed,  performed or satisfied by it, and (ii) no Default or Event of Default has occurred and is continuing except as specified in such certificate;

     (b)  within  five days  after the same are  sent,  copies of all  financial statements and reports which each Borrower generally sends to its investors, and within  five  Business  Days after the same are filed,  copies of all  financial statements  and material  reports  which each Borrower may make to or file with,
the   Securities   and  Exchange   Commission  or  any  successor  or  analogous
Governmental Authority;

     (c) as soon as available, but in any event not later than 10 days after the end of each fiscal quarter,  a certificate of a Responsible  Officer (i) stating that  the  list  of  each  Borrower's  portfolio  securities  attached  to  such certificate  is true and  correct  and (ii)  showing  in  reasonable  detail the calculations  supporting such Borrower's  compliance with SECTION 6.2(D) hereof;
and

     (d) promptly,  such additional  financial and other information as any Bank may from time to time reasonably request,  including, but not limited to, copies of all changes to the Prospectus and registration statement.

     Section  8.3  NOTICES.  Each Fund or  Borrower,  as the case may be,  shall promptly give notice to the Administrative Agent and each Bank of:

     (a) the  occurrence of any Default or Event of Default with respect to such
Borrower;

     (b) any (i) default or event of default under any Contractual Obligation of such Borrower or such Fund or (ii) litigation, investigation or proceeding which may exist at any time between any Fund and/or any Borrower and any  Governmental
Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

     (c) any  litigation  or  proceeding  affecting  such  Borrower in which the amount reasonably determined to be at risk is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

     (d) any change in any of the parties to any Custody  Agreement  relating to any Fund;

     (e) any  material  change in such  Borrower's  Prospectus  or  registration statement; and

     (f) any  development or event which could  reasonably be expected to have a
Material Adverse Effect on any such Borrower.

Each notice pursuant to this subsection shall be accompanied by a statement of a
Responsible  Officer setting forth details of the occurrence referred to therein and stating what action such Fund or such Borrower proposes to take with respect thereto.

Section 8.4 EXISTENCE, ETC. Each Fund will:

     (a)  preserve and  maintain  its legal  existence  and all of its (and each
Borrower's) material rights, privileges, licenses and franchises;

     (b) comply with the requirements of all applicable laws, rules, regulations and  orders  of  governmental  or  regulatory  authorities  (including,  without limitation, the Investment Company Act and all rules and regulations promulgated thereunder,  and  Regulations U and X and other  applicable  regulations  of the
Board of Governors of the Federal Reserve System) if failure to comply with such requirements could reasonably be expected to have a Material Adverse Effect;

     (c) pay and  discharge,  on its own behalf and on behalf of each  Borrower, all material taxes,  assessments and  governmental  charges or levies imposed on the income,  profits or Property of it or of such Borrower  prior to the date on which penalties attach thereto,  except for any such tax, assessment,  charge or levy the  payment  of  which is being  contested  in good  faith  and by  proper proceedings and against which adequate reserves are being maintained;

     (d)  pay  and  discharge,  on its  own  behalf  and on the  behalf  of each
Borrower,  at or before maturity or before they become  delinquent,  as the case may be, all its obligations of whatever  nature,  except where (i) the amount or validity  thereof is  currently  being  contested  in good faith by  appropriate proceedings  and reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrower,  as the case may be, or (ii) the lack of timely  payment  thereof  could not  reasonably  be  expected to have a Material
Adverse Effect;

     (e) preserve and maintain its status as a registered,  open-end  management investment company under the Investment Company Act,

     (f) maintain at all times its current  primary  custodians  responsible for the safekeeping of portfolio securities, unless the prior written consent of the
Banks has been obtained,  PROVIDED, that such consent is not required (i) of any
Bank which is also such primary custodian,  or (ii) for a Borrower to change its primary  custodian to a bank or trust  company  organized  under the laws of the
United  States or a  political  subdivision  thereof  having  assets of at least
$10,000,000,000  and a  long-term  debt or  deposit  rating  of at  least A from
Standard & Poor's Ratings Group or A2 from Moody's Investor Services, Inc.;

     (g) keep,  and cause each of the  Borrowers to keep,  adequate  records and books of  account,  keep,  and cause  each of the  Borrowers  to keep,  adequate records and books which  complete  entries will be made in accordance  with GAAP and the Investment Company Act and regulations promulgated thereunder reflecting all financial transactions of each Fund and each Borrower;

     (h)  cause  each  Borrower  to  comply in all  material  respects  with all investment  objectives,  policies,  restrictions  and  limitations  set forth or incorporated by reference in the Prospectus and applicable to such Borrower; and

     (i) permit  representatives of (i) the  Administrative  Agent, upon its own discretion  or at the  reasonable  request  of  any  Bank,  and  (ii)  upon  the occurrence and during the continuance of an Event of Default,  any Bank to visit and inspect any of such  Borrower's  properties  and examine and make  abstracts from any of its books and records  during normal  business  hours and to discuss the business, operations,, properties, and financial and other condition of such
Borrower with  officers and employees of such Borrower and with its  independent certified public  accountants;  PROVIDED,  that, unless a Default or an Event of
Default shall have occurred and be continuing,  the  Administrative  Agent shall provide the Borrowers  with five  Business  Days' prior notice of such visit and shall only conduct such visit once a year.

     Section 8.5 USE OF PROCEEDS. A Fund will use the proceeds of the Loans made hereunder  for the benefit of any  Borrower  solely to finance  temporarily  the repurchase  or  redemption  of shares of such  Borrower  at the  request  of the holders of such shares, pending the orderly sale of portfolio securities held by
such  Borrower,   in  compliance  with  all  applicable   legal  and  regulatory
requirements, including, without limitation, Regulations U and X, the Securities
Act of 1933, as amended,  and the  Securities  Exchange Act of 1934, as amended, and the respective rules and regulations  promulgated  thereunder  provided that neither the  Administrative  Agent nor any Bank shall have any responsibility as to the use of any of such proceeds.

     Section 8.6 INSURANCE. Each Fund will keep insured by financially sound and reputable  insurers  all  Property of character  usually  insured by  investment companies  engaged in the same or similar business against loss or damage of the kinds and in the amounts  required  to be  maintained  by the Funds  pursuant to
Section  17(g)  of  the  Investment  Company  Act  and  Rule  17g-1  promulgated thereunder.

     Section 8.7 PROHIBITION OF FUNDAMENTAL CHANGES. Each Fund will not and will not permit any Borrower to:

     (a) enter into any transaction of merger or  consolidation or amalgamation, or  liquidate,  wind  up or  dissolve  itself  (or  suffer  any  liquidation  or dissolution) (a "MERGER");

     (b) acquire any  business or Property  from,  or capital  stock of, or be a party to any acquisition of, any Person (an "ACQUISITION")  except for purchases of Property in the ordinary  course of business  and  securities  purchased  for account of the  Borrowers  and not in violation of the terms and  conditions  of this Agreement (including, without limitation, SECTION 8.4(F) hereof);

     (c)  convey,  sell,  lease,  transfer  or  otherwise  dispose  of,  in  one transaction or a series of  transactions  (a  "TRANSFER"),  all or a substantial part of its business or Property, whether now owned or hereafter acquired except for  assets  and  securities  sold or  disposed  of in the  ordinary  course  of business, including purchase and sale transactions performed under rule 17a-7 of the Investment Company Act;

     (d) have any Subsidiaries;

     (e) maintain,  contribute to or  participate  in any Plan or  Multiemployer
Plan or

     (f) change or modify in any  material  respect any  fundamental  investment objective,  policy or  investment  restriction  or  limitation  of such Borrower described in its Prospectus.

Notwithstanding  the  foregoing  clauses (a), (b) and (c) of this SECTION 8.7, a
Fund may  consummate a Merger,  an  Acquisition  or a Transfer  with a Specified
Existing Fund Affiliate PROVIDED that:

     (i)  no Default  shall have  occurred and be continuing at the time of such
          Merger, Acquisition or Transfer or would result therefrom,

     (ii) in connection  with such Merger,  Acquisition  or Transfer,  such Fund shall deliver to the  Administrative  Agent a certificate  of a senior officer of such Fund stating that the Asset  Coverage of each Borrower shall not be reduced as a result thereof,

     (iii)the Merger.  Acquisition or Transfer is with another  Borrower and the investment  Adviser is the investment  manager to the entity surviving such Merger, Acquisition or Transfer, and

     (iv) the Administrative Agent shall have received an opinion of counsel for such  Fund,  satisfactory  to the  Administrative  Agent  in form  and substance,  as to  such  Merger,  Acquisition  or  Transfer  being  in compliance with the terms of this Agreement.

     Section 8.8  LIMITATIONS ON LIENS. No Fund will, nor will a Fund permit any
Borrower to, create,  incur,  assume or suffer to exist any Lien upon any of its
Property, whether now owned or hereafter acquired, except

     (a) Liens imposed by any governmental  authority for taxes,  assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings  if adequate  reserves  with respect  thereto are  maintained on the books of such Borrower in accordance with GAAP;

     (b) Liens created pursuant to a Custody Agreement, and

     (c) Liens securing indebtedness  permitted under SECTION 8.9 hereof and any other Liens created,  incurred,  assumed or suffered to exist in compliance with the  Prospectus of such Borrower  which are not  otherwise  prohibited,  and for which the Administrative Agent has been given prior written notice.

     Section 8.9 INDEBTEDNESS.  A Fund will not, nor will it permit any Borrower to, create, incur or suffer to exist any Indebtedness except (a) Indebtedness to the Banks hereunder and (b) obligations under Financial Contracts.

     Section 8.10  DIVIDEND  PAYMENTS.  A Fund will not, and will not permit any
Borrower to, declare or make any Dividend  Payment at any time if, either before or after  giving  effect  thereto,  (a) a  Default  shah  have  occurred  and be continuing  (pROVIDED  that,  unless any  amounts  payable  hereunder  have been declared due and payable pursuant to SECTION 9 hereof, nothing contained in this clause (a) shall limit the ability of any Borrower to  distribute  each year all of its net Investment  income  (including net realized capital gains) so that it not be subject to tax (including  corporate and/or excise taxes) under the Code)
or (b) such  Dividend  Payment would be in violation of the  Investment  Company
Act.

     Section 8.11 ASSET COVERAGE;  BORROWING  LIMITS. A Fund will not permit (i)
the Asset Coverage for any Borrower to be less than 300% at any time,  PROVIDED, that  "total  assets,"  as used in the  definition  of "asset  coverage"  in the
Investment  Company  Act,  shall  not  include  any  encumbered  assets  of such
Borrower,  or (ii) any  Borrower to violate the limits on borrowing as set forth in such Borrower's Prospectus.

     Section 8.12 LINES OF BUSINESS. No Fund will engage in any line or lines of business activity other than that of an open-end management investment company.

     Section  8.13  MODIFICATIONS  OF  CERTAIN  DOCUMENTS.  Unless as  otherwise required by law, without the prior consent of the Administrative Agent (with the
approval  of  the  Majority  Banks),   such  consent  and  approval  not  to  be
unreasonably withheld, no Borrower will consent to any modification,  supplement or waiver of any of the provisions of (a) its Articles of Incorporation, (b) its
By-Laws or (c) its Custody Agreement.

SECTION 9. EVENTS OF DEFAULT.
           -----------------

     If one or more of the following  events (herein called "EVENTS OF DEFAULT")
shall occur and be continuing:

     (a) A Fund or Borrower  shall (i) default in the payment  when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of any Loan or (b) default in the payment when due of any interest on any Loan, any fee or any other  amount  payable by it hereunder  and such  default  shall have continued unremedied for three or more days; or

     (b) A Fund or Borrower  shall  default in the  payment  when due (after any
applicable  grace  period),   under  any  Financial  Contract,   of  any  amount
aggregating  5% or more of such  Borrower's  or such Fund's net  assets;  or any event  specified  in any  Financial  Contract  shall occur if the effect of such event is to  cause,  or (with the  giving of any  notice or the lapse of time or both) to permit,  termination or liquidation payment or payments  aggregating 5%
or more of such Borrower's or such Fund's net assets to become due; or

     (c) Any  representation,  warranty  or  certification  made or deemed  made herein (or in any  modification  or  supplement  hereto) by a  Borrower,  or any certificate  furnished to any Bank or the  Administrative  Agent pursuant to the provisions  hereof,  shall prove to have been false or misleading as of the time made or furnished in any material respect; or

     (d) A Fund or  Borrower  shall  default  in the  performance  of any of its obligations  under any of SECTIONS  8.3(A) and 8.7 through 8.13 hereof;  or such
Fund  or  Borrower  shall  default  in the  performance  of  any  of  its  other obligations in this  Agreement and such default shall continue  unremedied for a period of thirty or more days after  notice  thereof to such Fund or Borrower by the Administrative Agent or any Bank (through the Administrative Agent); or

     (e) A Fund or a Borrower  shall  admit in writing its  inability  to, or be generally unable to, pay its debts as such debts become due; or

     (f) A Fund or a Borrower shall (i) apply for or consent to the  appointment of, or the taking of possession by, a receiver,  custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property,  (ii) make a  general  assignment  for the  benefit  of its  creditors,  (iii)  commence  a voluntary case under the Bankruptcy  Code, (iv) file a petition  seeking to take advantage of any other law relating to bankruptcy,  insolvency,  reorganization,
liquidation,   dissolution,   arrangement  or  winding-up,   or  composition  or
readjustment  of  debts,  (v) fall to  controvert  in a timely  and  appropriate manner,  or  acquiesce  in  writing  to,  any  petition  filed  against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

     (g) A proceeding  of law shall be  commenced,  without the  application  or consent of a Fund or a Borrower, in any Court of competent jurisdiction, seeking
(i) its reorganization,  liquidation, dissolution, arrangement or winding-up, or the  composition  or  readjustment  of its  debts,  (ii)  the  appointment  of a receiver,  custodian, trustee, examiner, liquidator or the like of such Borrower or of all or any  substantial  part of its Property or (iii)  similar  relief in respect  of  such  Fund  or  Borrower  under  any law  relating  to  bankruptcy, insolvency,  reorganization,  winding up, or composition or adjustment of debts, and such proceeding or case shall continue  undismissed,  or art order, judgment or decree  approving  or  ordering  any of the  foregoing  shall be entered  and continue  unstayed and in effect,  for a period of 60 or more days;  or an order for relief against such Fund or Borrower shall be entered in an involuntary case under the Bankruptcy Code; or

     (h) A final  judgment or judgments for the payment of money in an amount in excess of 5% or more of such  Borrower's  or such  Fund's  net  assets  shall be rendered by one or more courts,  administrative tribunals or other bodies having jurisdiction  against the Borrower or Fund and the same shall not be  discharged
(or  provision  shall not be made for such  discharge),  or a stay of  execution thereof shall not be procured  within 60 days from the date of entry thereof and such  Borrower or Fund shall not,  within said period of 60 days, or such longer period  during  which  execution  of the same  shall  have been  stayed,  appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (i) Except as  expressly  permitted by Section 8.7 hereof,  any Person,  or related  Persons  constituting  a "group" for  purposes of Section  13(d) of the
Securities  Exchange Act of 1934, as amended,  (other than a Specified  Existing
Fund  Affiliate)  shall  have  acquired   beneficial   ownership,   directly  or
indirectly,  of more  than 33% of the  outstanding  voting  stock of a Fund or a
Borrower, or

     (j) Any Person,  or related Persons  constituting a "group" for purposes of
Section 13(d) of the Securities Exchange Act of 1934, as amended,  (other than a
Specified Existing  Investment Adviser Affiliate) shall have acquired beneficial ownership,  directly or indirectly,  of more than 33% of the outstanding  voting stock or other ownership interests of the Investment Adviser; or

     (k) A Fund or a Borrower's  registration  under the Investment  Company Act shall lapse or be suspended  (or  proceedings  for such purpose  shall have been instituted); or

     (l) A Fund or a Borrower shall fall to comply with the  Investment  Company
Act in a manner which could be  reasonably  expected to have a Material  Adverse
Effect; or

     (m) A  Borrower  shall  fail to comply  with its  investment  policies  and restrictions  as  set  forth  in its  Prospectus  in a  manner  which  could  be reasonably expected to have a Material Adverse Effect; or

     (n)  unless  consented  to by  the  Banks,  the  Investment  Adviser  or an
investment  Adviser Affiliate shall cease to act as the sole investment  adviser to a Fund or a Borrower,  or the Investment Adviser shall cease to be registered as an investment adviser under the Advisers Act; or

     (o) since the date of the statement of assets and  liabilities for the most recently  ended fiscal year for which such annual reports have bean prepared for a  Borrower,  there  has  been a  development  or event  which  has had or could reasonably  be expected to have a Material  Adverse  Effect with respect to such
Borrower;

THEREUPON:  (i) in the case of an Event of Default other than one referred to in clause  (f)  or  (g)  of  this  SECTION  9  with  respect  to  a  Borrower,  the
Administrative  Agent may and,  upon request of the  Majority  Banks,  will,  by notice to such Borrower,  terminate the Commitments and/or declare the principal amount than outstanding of, and the accrued interest on, the Loans and all other amounts  payable by such Borrower  hereunder and under the Notes to be forthwith due and payable,  whereupon  such amounts shall be  immediately  due and payable without  presentment,  demand,  protest or other formalities of any kind, all of which are hereby expressly waived by such Borrower;  and (ii) in the case of the occurrence  of an Event of  Default  referred  to in  clause  (f) or (g) of this
SECTION 9 with respect to a Borrower,  the Commitments  shall  automatically  be terminated  and the  principal  amount  then  outstanding  of,  and the  accrued interest on, the Loans and all other amounts payable by such Borrower  hereunder and under the Notes  shall  automatically  become  immediately  due and  payable without  presentment  demand,  protest or other  formalities of any kind, all of which are hereby expressly waived by such Borrower.

Notwithstanding any other provision herein to the contrary,  Defaults and Events of Default shall have the following results:

     (i)  a Default or Event of Default with  respect to one Borrower  shall not constitute a Default or Event of Default to any other Borrower;

     (ii) except as set  forth in  clause  (iii)  below,  a Default  or Event of
          Default  with  respect  to a Fund  acting  on  behalf  of one or  more
          Borrowers shall constitute a Default or Event of Default,  as the case may be, only to the Borrower or Borrowers  implicated  in, or affected by, the act or omission causing such Default or Event of Default;

     (iii)a Fund  Default or Fund Event of Default with respect to a Fund acting on behalf of one or more Borrowers shall constitute a Default or Event of Default,  as the case may be, to each Borrower  issued by such Fund for which  such  Fund  Default  or Fund  Event of  Default  may in the reasonable  discretion of the  Administrative  Agreement be reasonably expected  to have a Material  Adverse  Effect on each such  Borrower's ability to perform its obligations under this Agreement and the Notes;
          and

     (iv) an Event of Default of the type  described  in  paragraph  (n) of this
          SECTION 9 shall constitute an Event of Default to all Borrowers.

"FUND EVENT OF DEFAULT"  shall mean an Event of Default  with  respect to a Fund
(A) of any of the types  described in  paragraphs  (b),  (f), (g), (h) or (k) of this  SECTION 9, or (B)  arising  from such  Fund's  failure to comply  with the covenants set forth in SECTIONS 8.3, 8.4 and 8.5 hereof.  "FUND  DEFAULT"  shall mean any of the covenants giving rise to Fund Events of Default,  whether or any requirement  for the giving of notice,  the lapse of time, or both, or any other condition, has been satisfied.

SECTION 10. THE ADMINISTRATIVE AGENT.
            ------------------------

     Section 10.1 APPOINTMENT,  POWERS AND IMMUNITIES. Each Bank hereby appoints and authorizes the Administrative  Agent to act as its agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this  Agreement,  together with such other powers as are  reasonably  incidental thereto.  The  Administrative  Agent (which term as used in this sentence and in
SECTION  10.5 and the first  sentence  of  SECTION  10.6  hereof  shall  include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

     (a) shall have no duties or  responsibilities  except those  expressly  set forth in this Agreement,  and shall not by reason of this Agreement be a trustee for any Bank;

     (b) shall not be  responsible  to the Banks for any  recitals,  statements, representations or warranties contained in this Agreement, or in any certificate or other  document  referred to or  provided  for in, or received by any of them under, this Agreement, or for the value, validity,  effectiveness,  genuineness, enforceability or sufficiency of this Agreement,  any Note or any other document referred to or provided for herein or for any failure by a Borrower or any other
Person to perform any of its obligations hereunder or thereunder;

     (c)  shall not be  required  to  initiate  or  conduct  any  litigation  or collection proceedings hereunder;

     (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other  document or instrument  referred to or provided for herein or in  connection  herewith,  except for its own gross  negligence or willful misconduct, and

     (e)  shall  not be under  any  obligation  to any Bank to  ascertain  or to inquire as to the observance or  performance of any of the agreements  contained in, or  conditions  of, this  Agreement or any other  documents  related to this
Agreement,  or to inspect  the  properties,  books or records of any Fund or any
Borrower.

The Administrative Agent may employ agents and  attorneys-in-fact  and shall not be  responsible  for  the  negligence  or  misconduct  of  any  such  agents  or attorneys-in-fact  selected by it in good faith.  The  Administrative  Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer  thereof shall have been filed with the Administrative  Agent,  together with the consent of the Funds to such assignment or transfer (to the extent required by SECTION 11.6(B) hereof).

     Section 10.2 RELIANCE BY  ADMINISTRATIVE  AGENT. The  Administrative  Agent
shall be entitled to rely upon any certification,  notice or other communication
(including,  without limitation, any thereof by telephone, telecopy, telegram or cable)  reasonably  believed  by it to be genuine  and  correct and to have been signed or sent by or on behalf of the proper Person or Persons,  and upon advice and  statements  of legal  counsel,  independent  accountants  and other experts selected by the  Administrative  Agent. As to any matters not expressly provided for by this  Agreement,  the  Administrative  Agent  shall in all cases be fully protected in acting, or in refraining from acting,  hereunder in accordance with instructions  given by the Majority Banks, and such instructions of the Majority
Banks and any action taken or failure to act pursuant  thereto  shall be binding on all of the Banks.

     Section 10.3 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the  occurrence  of a Default  unless the  Administrative
Agent has received notice from a Bank or a Borrower  specifying such Default and stating  that such  notice  is a  "Notice  of  Default".  In the event  that the
Administrative  Agent receives such a notice of the occurrence of a Default, the
Administrative  Agent  shall  give  prompt  notice  thereof  to the  Banks.  The
Administrative  Agent shall  (subject to SECTION  10.7  hereof) take such action with  respect  to such  Default  as shall be  directed  by the  Majority  Banks, provided  that,  unless and until the  Administrative  Agent shall have received such directions,  the  Administrative  Agent may (but shall not be obligated to)
take such  action,  or refrain  from taking such  action,  with  respect to such
Default as it shall deem  advisable in the best  interest of the Banks except to the extent that this Agreement  expressly requires that such action be taken, or not be taken,  only with the consent or upon the  authorization  of the Majority
Banks or all of the Banks.

     Section 10.4 RIGHTS AS A BANK. With respect to its Commitment and the Loans made by it, JPMorgan (and any successor acting as  Administrative  Agent) in its capacity as a Bank hereunder shall have the same rights and powers  hereunder as any other  Bank and may  exercise  the same as though it were not  acting as the
Administrative  Agent, and the term "Bank" or "Banks" shall,  unless the context
otherwise  indicates,   include  the  Administrative  Agent  in  its  individual
capacity.  JPMorgan (and any successor acting as  Administrative  Agent) and its affiliates may (without having to account  therefor to any Bank) accept deposits from,  lend money to, make  investments  in and generally  engage in any kind of banking, trust or other business with the Funds (and any of their affiliates) as if it were not acting as the  Administrative  Agent,  and JPMorgan (and any such successor) and its affiliates may accept fees and other  consideration  from the
Funds for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

     Section   10.5   INDEMNIFICATION.   The  Banks  agree  to   indemnify   the
Administrative  Agent (to the extent not  reimbursed  under SECTION 11.3 hereof, but without  limiting  the  obligations  of the Funds under said  SECTION  11.3)
ratably in accordance with the aggregate  principal  amount of the Loans held by the Bank,  (or, if no Loans arc at the time  outstanding,  ratably in accordance with their respective  Commitments),  for any and all liabilities,  obligations, losses,  damages,  penalties,  action,,  judgments,  suits,  costs,  expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the  Administrative  Agent arising out of or by reason of any  investigation in or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof or of any such other documents,  PROVIDED that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful  misconduct of the party to be indemnified.

     Section 10.6  NON-RELIANCE ON  ADMINISTRATIVE  AGENTS AND OTHER BANKS. Each
Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any  representations  or warranties to it and that no act by the  Administrative
Agent  hereinafter  taken,  including  any review of the affairs of the Funds or
Borrowers,  shall be deemed to constitute any  representation or warranty by the
Administrative  Agent to any Bank.  Each Bank agrees that it has,  independently and without reliance on the Administrative Agent or any other Bank. and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this  Agreement and that it will,  independently and without reliance upon the  Administrative  Agent or any other  Bank.  and  based on such  documents  and  information  as it shall  deem appropriate  at the time,  continue to make its own  analysis  and  decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself  informed as to the  performance or observance by the Borrowers of this  Agreement or any other  document  referred to or provided for herein or to inspect the  Properties or books of the  Borrowers.  Except for notices,  reports and other documents and information  expressly  required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative
Agent  shall not have any duty or  responsibility  to provide  any Bank with any credit or other  information  concerning  the  affairs,  financial  condition or business of the  Borrowers (or any of their  affiliates)  that may come into the possession of the Administrative Agent or any of its affiliates.

     Section 10.7 FAILURE TO ACT.  Except for action  expressly  required of the
Administrative  Agent hereunder,  the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder  unless it shall receive further  assurances to its satisfaction from the Banks of their  indemnification obligations  under SECTION 10.5 hereof against any and all liability and expense that may be  incurred by it by reason of taking or  continuing  to take any such action.

Section 10.8      RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.
                  ----------------------------------------------
Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks (and the Funds if no Event of Default has  occurred  and is continuing),  and the  Administrative  Agent may be  removed at any time with or without cause by the Majority Banks.  Upon any such resignation or removal,  the
Majority Banks shall have the right to appoint a successor  Administrative Agent
(with  the  consent  of the Funds if no Event of  Default  has  occurred  and is continuing),  which consent shall not be unreasonably withheld or delayed. If no successor  Administrative  Agent shall have been so  appointed  by the  Majority
Banks and shall have accepted such appointment within 30 days after the retiring
Administrative  Agent's  giving of notice of  resignation  or the Majority Banks removal of the retiring  Administrative Agent, then the retiring  Administrative
Agent may, on behalf of the Banks and (with the consent of the Funds if no Event of  Default  has  occurred  and is  continuing  and which  consent  shall not be unreasonably  withheld or delayed),  appoint a successor  Administrative  Agent, that  shall be a bank that has an office in New York,  New York with a  combined capital  and  surplus  of at  least  $500,000,000.  Upon the  acceptance  of any appointment  as  Administrative  Agent  hereunder by a successor  Administrative
Agent, such successor Administrative Agent shall thereupon succeed to and become vested  with all the  rights,  powers,  privileges  and  duties of the  retiring
Administrative Agent, and the retiring  Administrative Agent shall be discharged from its duties and  obligations  hereunder.  After any retiring  Administrative
Agent's resignation or removal hereunder as Administrative Agent, the provisions of this  SECTION 10 shall  continue  in effect for its benefit in respect of any actions  taken  or  omitted  to be  taken  by it  while  it  was  acting  as the
Administrative Agent.

SECTION 11. MISCELLANEOUS.
            -------------

     Section 11.1 WAIVER. No failure on the part of the Administrative  Agent or any Bank to exercise and no delay in  exercising,  and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver  thereof,  nor shall any single or partial  exercise  of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
The remedies  provided  herein are  cumulative and not exclusive of any remedies provided by law.

     Section  11.2  NOTICES.  Alt  notices,  requests  and other  communications provided for herein  (including,  without  limitation,  any modifications of; or
waivers,  requests or Consents under,  this Agreement) shall be given or made in writing (including,  without limitation,  by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof;  or, as to any parry, at such other address as shall be designated by such party in a notice to each other party.  Except as otherwise  provided in this Agreement,  all such communication  shall be deemed to have been duly given when  transmitted  by telecopier  or  personally  delivered or. in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 11.3 EXPENSES, ETC.
             -------------

     (a) Each Borrower agrees  severally (pro rata based on their respective Net
Asset  Values) (i) to  reimburse  the  Administrative  Agent for its  reasonable out-of-pocket  costs and expenses  incurred in connection with the  development, preparation and execution of, and any amendment,  supplement or modification to, this  Agreement  and any Notes and any other  documents  prepared in  connection
herewith  or  therewith,   and  the  consummation  and   administration  of  the
transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the  Administrative  Agent, (ii)
to  reimburse  each  Bank and the  Administrative  Agent  for all its  costs and expenses  incurred in connection  with the  enforcement or  preservation  of any rights under this Agreement with respect to such  Borrower,  the Notes,  and any such other documents,  including, without limitation, the fees and disbursements of counsel to each Bank and of counsel  to the  Administrative  Agent,  (iii) to indemnify and hold each Bank and the Administrative  Agent harmless from any and all  recording and filing fees and any and all  liabilities  with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection  with the execution and delivery  of,  or  consummation  or  administration  of any of the  transactions contemplated by, or any amendment,  supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any Notes, and any such other documents  with respect to such  Borrower,  and (iv) to indemnify  and hold each
Bank and the Administrative Agent (and their respective  affiliates,  directors, officers,  agents and employees  (collectively with the Administrative Agent and the Banks,  the  "Indemnified  Parties"))  harmless from and against any and alt other liabilities,  obligations, losses, damages, penalties, actions, judgments, suits,  costs,  out-of-pocket  expenses or  disbursements  of any kind or nature
whatsoever  arising  from  or  in  connection  with  the  execution,   delivery,
enforcement,  performance and  administration of this Agreement,  any Notes, and any such other  documents (all the foregoing in this clause (iv),  collectively, the  "indemnified  liabilities"),  PROVIDED,  that each  Borrower  shall have no obligation hereunder to the Administrative Agent or any Bank with respect to the indemnified  liabilities  arising  from  (A) the  gross  negligence  or  willful misconduct of the Administrative Agent or any such Bank, as the case may be, (B)
disputes  arising  solely  between or among the Banks or solely between any Bank and the Administrative Agent, (C) the Administrative Agent or any Bank's failure to comply with any requirement imposed by applicable law, unless such failure is attributable  to a breach by a  Borrower  of any  representation,  warranty,  or covenant under this  Agreement,  or (D) any such  indemnified  liabilities  that relate to or arise from litigation  commenced by any Borrower  against the Banks or the Administrative  Agent which seeks enforcement of any of the rights of any
Borrower hereunder or under any Note and is determined adversely to the Banks or the Administrative Agent in a final, non-appealable judgment.

     (b)  Notwithstanding any other provision in this Agreement to the contrary, to the extent any  obligation  to reimburse or indemnify any  Indemnified  Party that  arises  pursuant  to SECTION  11.3(A)  hereto is not  attributable  to any particular Borrower, then such reimbursement or indemnification shall be made by each  Borrower (pro rata based on their  respective  Net Asset  Values).  To the extent any such  obligation to reimburse or indemnify any  Indemnified  Party is
attributable   to  one  or  more   Borrowers,   then   such   reimbursement   or
indemnification shall be made ratably by each such Borrower.

     Section 11.4  AMENDMENTS,  ETC. Except as otherwise  expressly  provided in this Agreement,  any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Funds and the Majority  Banks, or by the  Funds  and the  Administrative  Agent  acting  with the  consent  of the
Majority  Banks,  and any  provision  of this  Agreement  may be  waived  by the
Majority  Banks or by the  Administrative  Agent  acting with the consent of the
Majority Banks; PROVIDED, that: (a) no modification, supplement or waiver shall, unless by an  instrument  signed  by all of the  Banks or by the  Administrative
Agent acting with the consent of all the Banks: (i) increase, or extend the term of the  Commitments,  or  extend  the  time or  waive  any  requirement  for the reduction or termination of the Commitments,  (ii) extend the date fixed for the payment of  principal  of or  interest on any Loan or any fee  hereunder,  (iii)
reduce the  amount of any such  payment of  principal,  (iv)  reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or  obligations  of a Borrower to prepay Loans,  (vi) alter the manner in which payments or prepayments of principal  interest or other amounts  hereunder shall be applied as between the Banks,  (vii) alter the required  Asset Coverage as set forth in SECTION  6.2(D)  hereof,  (viii) alter the terms of this SECTION
11.4, (ix) amend SCHEDULE I pursuant to SECTION  2.11(A)  hereof,  or (x) modify the  definition of the term  "Majority  Banks" or modify in any other manner the number or percentage of the Banks required to make any  determinations  or waive any rights hereunder or to modify any provision hereof, and (b) any modification or  supplement  of SECTION  10 hereof,  or of any of the rights or duties of the
Administrative Agent hereunder,  shall require the consent of the Administrative
Agent.

     Section 11.5  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted assigns.

Section 11.6 ASSIGNMENTS AND PARTICIPATIONS.
             ------------------------------

     (a) The Funds may not assign any of their rights or  obligations  hereunder or under  the  Notes  without  the  prior  consent  of all of the  Banks and the
Administrative Agent.

     (b) Each Bank may assign any of its Loans,  its Notes,  and its  Commitment
(but only with the consent of the Administrative Agent and, if no Default exists and is continuing, the Funds) to an Eligible Lender; provided that

          (i)      no such consent by the Funds or the Administrative Agent
shall be required in the case of any assignment to any Affiliate or to another
Bank;

          (ii)     except to the extent the Funds and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another
Bank) shall be in an amount at least equal to $2,000,000,

          (iii)    each such assignment by a Bank of its Loans, Notes or
Commitment shall be made in such manner so that the same portion of its Loans,
Notes and Commitment is assigned to the respective assignee; and

          (iv)     each such assignment shall be effected pursuant to an
Assignment and Acceptance in substantially the form of EXHIBIT 11.6(B) hereto and the assignor and assignee shall deliver to the Funds and the Administrative
Agent a fully executed copy thereof.

Upon  execution  and  delivery by the assignor and the assignee to the Funds and the  Administrative  Agent of such Assignment and  Acceptance,  and upon consent thereto by the Funds and the  Administrative  Agent to the extent required above and acceptance thereof by the Administrative  Agent, the assignee shall have, to the extent of such assignment  (unless  otherwise  consented to by the Funds and the  Administrative  Agent),  the  obligations,  rights and  benefits  of a Bank hereunder  holding the Commitment and Loans (or portions thereof) assigned to it and specified in such  Assignment  and Acceptance (in addition to the Commitment and Loans,  if any,  theretofore  held by such  assignee) and the assigning Bank shall,  to the extent of such  assignment,  be released from the  Commitment (or portion  thereof)  so  assigned.  Upon each such  assignment  the  assigning  or assignee Bank shall pay the Administrative Agent an assignment fee of $3,000.

     (c) A Bank may sell or agree to sell to one or more other Eligible  Lenders
(each a  "PARTICIPANT")  a participation in all or any part of any Loans held by it, or in its  Commitment,  PROVIDED  that such  Participant  shall not have any rights or obligations under this Agreement or any Note (the Participant's rights against such Bank in respect of such  participation to be solely those set forth in the  agreements  executed  by such  Bank in  favor of the  Participant).  All amounts  payable by the Funds to any Bank  under  SECTION 5 hereof in respect of
Loans held by it, and its  Commitment,  shall be  determined as if such Bank had not sold or agreed to sell any participations in such Loans and Commitment,  and as if such Bank were  funding each of such Loan and  Commitment  in the same way that it is  funding  the  portion  of such  Loan  and  Commitment  in  which  no participations  have  been  sold.  In  no  event  shall  a  Bank  that  sells  a participation  agree with the  Participant  to take or refrain  from  taking any action  hereunder  except that such Bank may agree with the Participant  that it will not,  without  the  consent of the  Participant,  agree to (i)  increase or extend the term of such  Bank's  Commitment,  (ii) extend the date fixed for the payment of  principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant,  (iii) reduce the amount of any such  payment of  principal,  (iv) reduce the rate at which  interest is payable thereon,  or any fee hereunder payable to the Participant,  to a level below the rate at which the Participant is entitled to receive such interest or fee or (v)
consent to any modification,  supplement or waiver hereof to the extent that the same, under SECTION 11.4 hereof, requires the consent of each Bank.

     (d) In addition to the assignments and  participations  permitted under the foregoing  provisions of this SECTION 11.6, any Bank may (without  notice to the
Funds,  the  Administrative  Agent or any other Bank and without  payment of any fee) (i) assign  and pledge all or any  portion of its Loans and its Note to any
Federal  Reserve Bank as  collateral  security  pursuant to Regulation A and any
Operating  Circular  issued by such Federal  Reserve Bank and (ii) assign all or any portion of its rights under this  Agreement and its Loans and its Note to an affiliate.  No such  assignment  shall  release  the  assigning  Bank  from  its obligations hereunder.

     (e) A Bank may  furnish  any  information  concerning  any  Borrower in the possession  of  such  Bank  from  time to time  to  assignees  and  participants
(including  prospective  assignees and  participants),  subject however,  to the provisions of SECTION 11.12(B) hereof.

     Section 11.7  SURVIVAL.  The  obligations  of the Funds under  SECTION 11.3 hereof,  and the  obligations  of the Banks under  SECTION  10.5  hereof,  shall survive  the  repayment  of the Loans  and the  termination  of the  Commitments
(including, with respect to any Bank that does not agree to the extension of the
Commitment  Termination  Date  in  accordance  with  SECTION  2.10  hereof,  the repayment of the Loans made by such Bank and the  termination  of the Commitment of such Bank on the  Commitment  Termination  in effect  before giving effect to such extension) and, in the case of any Bank that may assign any interest in its
Commitment  or Loans  hereunder,  shall  survive the making of such  assignment, notwithstanding that such. assigning Bank may cease to be a "Bank" hereunder. in addition,  each  representation  and  warranty  made,  or deemed to be made by a notice of any Loan, herein or pursuant hereto,  shall survive the making of such representation  and  warranty,  and no Bank shall be deemed to have  waived,  by reason  of  making  any  Loan,  any  Default  that may  arise by  reason of such
representation   or  warranty   proving  to  have  been  false  or   misleading,
notwithstanding  that such Bank or the Administrative  Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

     Section  11.8  CAPTION.  The table of  contents  and  captions  and section headings  appearing  herein are included solely for convenience of reference and are  not  intended  to  affect  the  interpretation  of any  provision  of  this
Agreement.

     Section 11.9 COUNTERPARTS.  This Agreement may be executed in any number of counterparts,  all of which taken  together  shall  constitute  one and the same instrument  and any of the parties  hereto may execute this Agreement by signing any such counterpart.

     Section 11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and
the Notes shall be governed by, and construed in accordance with, the law of the
State of New York. Each Fund hereby submits to the nonexclusive  jurisdiction of the United States  District  Court for the Southern  District of New York and of
the Supreme Court of the State of New York sitting in New York County (including its  Appellate  Division) and of any other  appellate  court in the State of New
York,  for the purposes of all legal  proceedings  arising out of or relating to this  Agreement  or the  transactions  contemplated  hereby.  Each  Fund  hereby irrevocably  waives,  to the fullest  extent  permitted by  applicable  law, any objection  that it may now or  hereafter  have to the laying of the venue of any such  proceeding  brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Further, each
Fund hereby agrees that service of process in any such legal  proceeding  may be effected  by mailing a copy  thereof by  registered  or  certified  mail (or any substantially  similar  form of  mail),  postage  prepaid,  to such Fund or such
Borrower at its address set forth on the signature  page hereto or at such other address of which the  Administrative  Agent  shall have been  notified  pursuant hereto.

     Section 11.11 WAIVER OF JURY TRIAL.  EACH OF THE FUNDS, THE  ADMINISTRATIVE
AGENT AND THE BA.NKS HEREBY IRREVOCABLY  WAIVES, TO THE FULLEST EXTENT PERMITTED
BY  APPLICABLE  LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL  PROCEEDING
ARISING  OUT OF OR  RELATING TO THIS  AGREEMENT,  THE NOTES OR THE  TRANSACTIONS
CONTEMPLATED HEREBY.

Section   11.12   TREATMENT    OF   CERTAIN    INFORMATION;    CONFIDENTIALITY.
                  ------------------------------------------------------------

     (a) Each Fund and each Borrower acknowledge that each of the Administrative
Agent and each Bank and their  respective  affiliates  (collectively,  the "Bank
Parties") may be providing  debt  financing,  equity  capital or other  services
(including  financial  advisory services) to other companies in respect of which the  Funds  and/or  Borrowers  may  have  conflicting  interests  regarding  the transactions  described  herein and  otherwise.  The Bank  Parties  will not use confidential  information  obtained from the Funds and/or Borrowers by virtue of the  transactions  contemplated  by this Agreement or their other  relationships with such Funds and/or  Borrowers in connection  with the performance by each of the Bank Parties of services for other  companies,  and none of the Bank Parties will furnish any such confidential information to other companies. Each Fund and each Borrower also  acknowledge  that no Bank Party has any obligation to use in connection with the transactions  contemplated by this Agreement,  or to furnish to any  fund or any  Borrower,  confidential  information  obtained  from  other companies.

     (b) Each Fund and each Borrower further acknowledges that from time to time financial  advisory,  investment  banking and other  services  may be offered or provided to the Funds (in  connection  with this  Agreement or otherwise) by any
Bank Parties and each Borrower and Fund hereby  authorizes  such Bank Parties to share any  information  delivered to such Bank  Parties by the  Borrowers of the
Funds  pursuant  to this  Agreement,  it being  understood  that such Bank Party receiving  such  information  shall be bound by the  provisions of paragraph (c)
below as if it were a Bank  hereunder.  Such  authorization  shall  survive  the repayment of the Loans and the termination of the Commitments.

     (c) Each Bank and the Administrative  Agent agrees (on behalf of itself and
each  of  its   affiliates,   directors,   officers,   members,   employees  and
representatives)   to  use  reasonable   precautions  to  keep  confidential  in
accordance with its customary procedures for handling  confidential  information of the same nature and in accordance with safe and sound banking practices,  any non-public  information  supplied to it by the Funds  pursuant to this Agreement that is  identified by the Funds as being  confidential  at the time the same is delivered  to the Banks and the  Administrative  Agent,  provided  that  nothing herein  shall  limit  the  disclosure  of  any  such  information  (i)  if  such information is when so supplied,  or thereafter shall have become, public (other than through a violation of this SECTION 11.12,  (ii) to the extent  required by statute,  rule, regulation or judicial process,  (iii) to counsel for any of the
Banks  or the  Administrative  Agent,  (iv) to  bank  examiners  (or  any  other regulatory  authority having  jurisdiction  over any Bank or the  Administrative
Agent), or to auditors or accountants,  (v) to the  Administrative  Agent or any other Bank (or to J.P.  Morgan  Securities  Inc.),  (vi) in connection  with any litigation to which any one or more of the Banks or the Administrative  Agent is a party, or in connection with the enforcement of rights or remedies  hereunder,
(vii) to a subsidiary  or  affiliate  of such Bank as provided in paragraph  (a)
above or (viii) to any  assignee  or  participant  (or  prospective  assignee or participant) so long as such assignee or participant (or prospective assignee or participant)  agrees to be bound by the  provisions  of this  SECTION  11.12(C), which  agreement  may be  included  as  part  of the  respective  assignment  or participation  agreement pursuant to which such assignee or participant acquires an  interest  in  the  Loans  hereunder);  PROVIDED  further,  that  (x)  unless specifically  prohibited  by  applicable  law or court order,  each Bank and the
Administrative Agent shall, prior to the disclosure thereof, notify the Funds of any request  for  disclosure  of any such  information  (A) by any  governmental agency or representative thereof (other than any such request in connection with an  examination  of the  financial  condition of such Bank by such  governmental agency) or (B)  pursuant to legal  process and (y) in no event shall any Bank or the  Administrative  Agent be  obligated  or  required  to return any  materials furnished by the Funds.  The  obligations  of each Bank under this SECTION 11.12
shall   supersede   and  replace  the   obligations   of  such  Bank  under  any
confidentiality letter in respect of this financing signed and delivered by such
Bank to the Funds prior to the date hereof; in addition,  the obligations of any assignee  that has executed a  Confidentiality  Agreement in the form of EXHIBIT
11.12(C)  hereto shall be  superseded  by this SECTION  11.12 upon the date upon which such assignee becomes a Bank hereunder pursuant to SECTION 11.6(B) hereof.

     (d) Notwithstanding anything to the contrary, any Lender (and any employee, representative  or  other  agent of such  Lender)  may  disclose  to any and all persons,  without  limitation of any kind, such Lender's U.S. federal income tax treatment  and  the  U.S.  federal  income  tax  structure  of the  transactions contemplated  hereby  relating  to such  Lender  and all  materials  of any kind
(including  opinions or other tax analyses)  that are provided to it relating to such tax treatment and tax structure.  However, no disclosure of any information relating  to such  tax  treatment  or tax  structure  may be made to the  extent nondisclosure  is  reasonably  necessary  in order  to  comply  with  applicable securities laws.

     Section 11.13 LIMITED RECOURSE.  Anything in this Agreement to the contrary notwithstanding,  it is  understood  and agreed  that the sole  recourse  of the
Administrative  Agent or any Bank in respect of the  obligations of any Borrower with  respect  to (a)  any  Loan  made  to  such  Borrower  (including,  without limitation,  the  obligations of such Borrower to pay the principal of, interest on and  other  amounts  in  respect  of such  Loan) and (b) the  portion  of the commitment  fee and any amount  payable  pursuant  to SECTIONS 7 and 11.3 hereof allocated to such  Borrower  shall be limited to the assets of such Borrower and that neither the Administrative  Agent nor any Bank shall have any right to look to any  other  Borrower  or the  assets  thereof  for the  satisfaction  of such obligations.

     Section  11.14 USA  PATRIOT ACT  NOTICE.  Each Bank and the  Administrative
Agent (for itself and not on behalf of any Bank) hereby  notifies the  Borrowers that pursuant to the  requirements  of the USA Patriot Act (Title III of Pub. L.
107-56) (the "ACT"), it is required to obtain,  verify,  and record  information that  identifies  the  Borrowers,  which  information  includes  the  names  and addresses of the  Borrowers and other  information  that will allow such Bank or
Administrative  Agent,  as  applicable,  to identify the Borrowers in accordance with the Act. Each Borrower hereby agrees to cooperate with each Bank to provide such information promptly following a request therefor from such Bank.

     IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Amended and
Restated  Credit  Agreement to be duly executed by their  respective  authorized officers as of the day and year first written above.

                                     JPMORGAN CHASE BANK,
                                      as Administrative Agent

                                      By: /s/ Marybeth Mullen
                                          -----------------------------------
                                         Name:  Marybeth Mullen
                                         Title: Vice President

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                       AMERICAN CENTURY MUTUAL FUNDS, INC.,
                       on behalf of
                       Balanced Fund
                       Giftrust Fund
                       Growth Fund
                       Heritage Fund
                       New Opportunities Fund
                       New Opportunities Fund II
                       Select Fund
                       Ultra Fund
                       Capital Value Fund
                       Veedot Fund
                       Vista Fund

                       By: /s/ Maryanne Roepke
                           --------------------------------------------------
                           Name:  Maryanne Roepke
                           Title:   Treasurer

                        AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.,
                        on behalf of
                        International Growth Fund
                        International Discovery Fund
                        International Opportunities Fund
                        Emerging Markets Fund
                        Global Growth Fund
                        Life Sciences Fund
                        Technology Fund

                        By: /s/ Maryanne Roepke
                            --------------------------------------------------
                            Name:  Maryanne Roepke
                            Title:   Treasurer

                        AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                        on behalf of
                        Value Fund
                        Equity Income Fund
                        Real Estate Fund
                        Small Cap Value Fund
                        Equity Index Fund
                        Large Company Value Fund

                        By: /s/ Maryanne Roepke
                            --------------------------------------------------
                            Name:  Maryanne Roepke
                            Title:   Treasurer

                        AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                        on  behalf of
                        Strategic Allocation: Conservative Fund
                        Strategic Allocation: Moderate Fund
                        Strategic Allocation: Aggressive Fund
                        EmVee Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                         on behalf of
                         VP Balanced Fund
                         VP Capital Appreciation Fund
                         VP Value Fund
                         VP International Fund
                         VP Income & Growth Fund
                         VP Ultra Fund
                         VP Vista Fund

                         By: /s/ Maryanne Roepke
                             -------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY TAX-FREE AND MUNICIPAL FUNDS,
                         on behalf of
                         California Intermediate-Term Tax-Free Fund
                         California Long-Term Tax-Free Fund
                         California High-Yield Municipal Fund
                         California Limited-Term Tax-Free Fund

                          By: /s/ Maryanne Roepke
                              -------------------------------------------------
                              Name:  Maryanne Roepke
                              Title:   Treasurer

                         AMERICAN CENTURY MUNICIPAL TRUST
                         on behalf of
                         Tax-Free Bond Fund
                         Florida Municipal Bond Fund
                         Arizona Municipal Bond Fund
                         High-Yield Municipal Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY TARGET MATURITIES TRUST on behalf of
                         Target 2005 Fund
                         Target 2010 Fund
                         Target 2015 Fund
                         Target 2020 Fund
                         Target 2025 Fund
                         Target 2030 Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY GOVERNMENT INCOME TRUST,
                         on behalf of
                         Ginnie Mae Fund
                         Short-Term Government Fund
                         Government Bond Fund
                         Inflation-Adjusted Bond Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                         on behalf of
                         Global Gold Fund
                         Income & Growth Fund
                         Equity Growth Fund
                         Utilities Fund
                         Small Company Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY INVESTMENT TRUST
                         on behalf of
                         Diversified Bond Fund
                         High-Yield Fund

                         By: /s/ Maryanne Roepke
                             --------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                         on behalf of
                         International Bond Fund

                         By: /s/ Maryanne Roepke
                             -------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                         AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.,
                         on behalf of
                         VP Inflation Protection Fund

                         By: /s/ Maryanne Roepke
                             -------------------------------------------------
                             Name:  Maryanne Roepke
                             Title:   Treasurer

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         NATIONAL AUSTRALIA BANK LIMITED

                         By: /s/ Richard G. Reilly
                             ----------------------------------------
                             Name:  Richard G. Reilly
                             Title: Senior Vice President

                         By:
                            ----------------------------------------
                            Name:
                            Title:

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         BANK OF AMERICA, N.A.

                         By: /s/ E. Guy Stapleton
                             ----------------------------------------
                             Name: E. Guy Stapleton
                             Title:  Managing Director

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         CREDIT LYONNAIS, NEW YORK BRANCH

                         By: /s/ Sebastian Rocco
                             ----------------------------------------
                             Name:  Sebastian Rocco
                             Title:  Senior Vice President

                         By:
                             ----------------------------------------
                             Name:
                             Title:

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         DEUTSCHE BANK AG NEW YORK BRANCH

                         By: Kathleen Bowers
                             ----------------------------------------
                             Name:  Kathleen Bowers
                             Title:  Director

                           By: /s/ Nicolas Rueda
                              --------------------------------------
                              Name: Nicolas Rueda
                              Title: Associate

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         UMB BANK, N.A.

                         By: /s/ David A. Profitt
                             ---------------------------------------
                             Name: David A. Profitt
                             Title:  Senior Vice President

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         WESTLB AG, NEW YORK BRANCH

                         By: /s/ David Lefkovits
                             ---------------------------------------
                             Name:  David Lefkovits
                             Title: Director

                         By: /s/ David Sellers
                             ---------------------------------------
                             Name:  David Sellers
                             Title:  Executive Director

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         STATE STREET BANK AND TRUST COMPANY

                         By: /s/ Paul J. Koobatian
                             ---------------------------------------
                             Name:  Paul J. Koobatian
                             Title: Vice President

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         ROYAL BANK OF SCOTLAND Plc

                         By: /s/ Angela Reilly
                             ---------------------------------------
                             Name:  Angela Reilly
                             Title: Vice President

                             AMERICAN CENTURY FUNDS
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                 SIGNATURE PAGE
                                  DECEMBER 2003

                         HSBC BANK USA

                         By:  /s/ Scott H. Buitekant
                              ---------------------------------------
                              Name:  Scott H. Buitekant
                              Title:  First Vice President

                         By:
                             ---------------------------------------
                             Name:
                             Title:

                                   SCHEDULE I
                             BORROWERS & ALLOCATIONS
                             -----------------------

                                                                     PRO RATA
       FUND                                                          ALLOCATION
--------------------------------------------------------------------------------
       AMERICAN CENTURY MUTUAL FUNDS, INC.
       BALANCED FUND                                                    0.82
       GIFTRUST FUND                                                    1.95
       GROWTH FUND                                                      6.95
       HERITAGE FUND                                                    1.82
       NEW OPPORTUNITIES FUND                                           0.70
       NEW OPPORTUNITIES II FUND                                        0.08
       SELECT FUND                                                      5.66
       CAPITAL VALUE FUND                                               0.16
       ULTRA FUND                                                      30.94
       VEEDOT FUND                                                      0.33
       VISTA FUND                                                       2.86
       AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
       EMERGING MARKETS FUND                                            0.39
       GLOBAL GROWTH FUND                                               0.57
       INTERNATIONAL DISCOVERY FUND                                     2.60
       INTERNATIONAL GROWTH FUND                                        6.78
       INTERNATIONAL OPPORTUNITIES FUND                                 0.18
       LIFE SCIENCES FUND                                               0.23
       TECHNOLOGY FUND                                                  0.44
       AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
       EQUITY INCOME FUND                                               3.53
       EQUITY INDEX FUND                                                1.16
       LARGE COMPANY VALUE FUND                                         0.54
       REAL ESTATE FUND                                                 0.51
       SMALL CAP VALUE FUND                                             1.96
       VALUE FUND                                                       3.46
       AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
       STRATEGIC ALLOCATION - AGGRESSIVE FUND                           0.83
       STRATEGIC ALLOCATION - CONSERVATIVE FUND                         0.43
       STRATEGIC ALLOCATION - MODERATE FUND                             1.59
       EMVEE FUND                                                       0.00
       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
       VP BALANCED FUND                                                 0.29
       VP CAPITAL APPRECIATION FUND                                     0.38
       VP INCOME & GROWTH FUND                                          1.11
       VP INTERNATIONAL FUND                                            1.34
       VP ULTRA FUND                                                    0.11
       VP VALUE FUND                                                    2.80
       VP VISTA FUND                                                    0.00
       AMERICAN CENTURY TAX-FREE AND MUNICIPAL FUNDS

                                                                     PRO RATA
       FUND                                                          ALLOCATION
--------------------------------------------------------------------------------

       CALIFORNIA HIGH-YIELD MUNICIPAL FUND                             0.29
       CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND                       0.37
       CALIFORNIA LIMITED-TERM TAX-FREE FUND                            0.19
       CALIFORNIA LONG-TERM TAX-FREE FUND                               0.49
       AMERICAN CENTURY MUNICIPAL TRUST
       ARIZONA MUNICIPAL BOND FUND                                      0.05
       FLORIDA MUNICIPAL BOND FUND                                      0.05
       HIGH-YIELD MUNICIPAL FUND                                        0.05
       TAX-FREE BOND FUND                                               0.05
       AMERICAN CENTURY TARGET MATURITIES TRUST
       TARGET 2005 FUND                                                 0.20
       TARGET 2010 FUND                                                 0.13
       TARGET 2015 FUND                                                 0.08
       TARGET 2020 FUND                                                 0.09
       TARGET 2025 FUND                                                 0.08
       TARGET 2030 FUND                                                 0.01
       AMERICAN CENTURY GOVERNMENT INCOME TRUST
       GINNIE MAE FUND                                                  1.49
       GOVERNMENT BOND FUND                                             0.29
       INFLATION-ADJUSTED BOND FUND                                     0.39
       SHORT-TERM GOVERNMENT FUND                                       0.58
       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
       EQUITY GROWTH FUND                                               1.84
       GLOBAL GOLD FUND                                                 0.98
       INCOME & GROWTH FUND                                             6.55
       SMALL COMPANY FUND                                               0.68
       UTILITIES FUND                                                   0.19
       AMERICAN CENTURY INVESTMENT TRUST
       DIVERSIFIED BOND FUND                                            0.39
       HIGH-YIELD FUND                                                  0.06
       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
       INTERNATIONAL BOND FUND                                          0.50
       AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
       VP INFLATION PROTECTION FUND                                     0.03

   TOTAL                                                              100.00%

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.
                          ----------------------------

    NAME AND ADDRESS OF BANK                                 COMMITMENT
    ------------------------                                 ----------

    JPMORGAN CHASE                                           $0
    270 Park Avenue
    New York, New York 10017
    Attention:  Marybeth Mullen
    Telephone:  (212) 270-5049
    Fax: (212) 270-0670
    MARYBETH.MULLEN@JPMORGAN.COM
    ----------------------------

    CREDIT LYONNAIS, NEW YORK BRANCH                         $95,000,000
    1301 Avenue of the Americas
    New York, New York 10019
    Attention: Sebastian Rocco
    Telephone: (212) 261-7360
    Fax: (212) 261-3438
    ROCCO@CLAMERICAS.COM
    --------------------

    DEUTSCHE BANK ALEX BROWN                                 $75,000,000
    31 West 52nd Street
    New York, NY 10019
    Attention:  Alan Krouk
    Tel: (212) 469-8666
    Fax: (212) 469-8366

    UMB BANK, N.A.                                           $20,000,000
    1010 Grand Blvd.
    Kansas City, MO 64106
    Attention: David A. Proffitt
    Telephone: (816) 860-7935
    Fax: (816) 860-7143
    DAVID.PROFFITT@UMB.COM
    ----------------------

    WESTLB AG, NEW YORK BRANCH                               $50,000,000
    1211 Avenue of the Americas
    New York, New York 10036
    Attention: Terence Law
    Telephone: (212) 852-6242
    Fax: (212) 852-6156
    TERENCE_LAW@WESTLB.COM
    ----------------------

    STATE STREET BANK AND TRUST COMPANY                      $75,000,000
    2 Avenue de Lafayette
    Boston, MA 02101-0351
    Attention: Charles A. Garrity
    Telephone: (617) 662-1282
    Fax: (617) 662-2325
    CAGARRITY@STATESTREET.COM
    -------------------------

    Bank of America, N.A.                                    $95,000,000
    901 Main Street, 66th Floor
    Dallas, Texas 75202
    Attention: Joan D'Amico
    Telephone: (214) 209-3307
    Facsimile: (214) 209-3742
    E-mail:  JOAN.DAMICO@BANKOFAMERICA.COM

    ROYAL BANK OF SCOTLAND Plc                               $95,000,000
    101 Park Avenue
    10th Floor
    New York, New York 10178
    Attention:  Clark McGinn
    Telephone: (212) 401-3767
    Fax: (212) 401-3456
    clark.mcginn@rbos.com

    NATIONAL AUSTRALIA  BANK LIMITED                         $95,000,000
    200 Park Avenue, 34th Floor
    New York, New York 10166
    Attention: Richard G. Reilly
    Tel.:  (212) 916-9620
    Fax:   (212) 986-5252
    E-mail: RICHARD.REILLY@EU.NABGROUP.COM

    HSBC BANK USA                                            $50,000,000
    452 Fifth Avenue, 5th Floor
    New York, New York 10018
    Attention:
    Telephone:
    Facsimile:
    E-mail:
                                                            ------------
TOTAL                                                       $650,000,000

                                  SCHEDULE III
                               CUSTODY AGREEMENTS
                               ------------------

1.   Global Custody  Agreement  between the Funds and The Chase  Manhattan Bank, dated August 9, 1996.

     a.   Amendment to Global Custody  Agreement with The Chase  Manhattan Bank,
          Dated December 9, 2000.

2.   Supplemental  Agreement  by  and  between  American  Century  International
     Discovery Fund, American Century Emerging Markets Fund and American Century
     Global Growth Fund and The Chase Manhattan Bank, dated July 30, 1999.

3.   Supplemental Agreement by and between American Century Strategic Allocation
     Aggressive  Fund,  American  Century  Strategic  Allocation  Moderate Fund,
     American  Century  Global  Growth Fund and American  Century  International
     Growth Fund and The Chase Manhattan Bank, dated February 1, 2000.

                                   SCHEDULE IV
                             DISTRIBUTION AGREEMENTS
                             -----------------------

1.   Amended  and  Restated  Distribution  Agreement  between  American  Century
     Investment  Services,  Inc.  and the Funds dated  September  3, 2002.  This agreement  supersedes  the agreement  dated March 13, 2000.  The purpose of this amendment was to add load funds,  add Large Company Growth Fund, fixed income fund mergers and name change of Large Cap Value.

a.   Amendment  No. 1 dated  12-31-02 to add VP Inflation  Protection  Fund,  VP
     Large
b.   Amendment  No. 2 dated  8-29-03 to change  name for  Tax-Managed  Value and
     Small Cap Quant, remove VP Prime, add R shares and add EmVee Fund .

               MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
               --------------------------------------------------

A.  ADVISOR CLASS

     1.   KC plan dated 9-3-96.

          a.   Amendment No. 1 dated 6-13-97 to change  fund/issuer  names,  add
               Real Estate; change Retail Class to Investor Class.
          b.   Amendment No. 2 dated 9-30-97 to add High-Yield.
          c.   Amendment No. 3 dated 6-30-98 to add Small Cap Value.
          d.   Amendment No. 4 dated 11-13-98 to add Global Growth.
          e.   Amendment No. 5 dated 2-16-99 to add Tax-Managed Value.
          f.   Amendment No. 6 dated 7-30-99 to add Large Cap Value.
          g.   Amendment  No. 7 dated  11-19-99  to add Veedot and Veedot  Large
               Cap.
          h.   Amendment No. 8 dated 6-1-00 to add Life Sciences & Technology.
          i.   Amendment No. 9 dated 4-30-01 to add European Growth.
          j.   Amendment  No. 10 dated 12-3-01 to remove  Limited-Term  Bond and
               Bond due to fund mergers.
          k.   Amendment No. 11 dated 9-3-02 to add Large Company Growth Fund.

     2.   MV plan dated 8-1-97.

          a.   Amended 6-29-98 to add Prime Money Market and Small Cap Quant.
          b.   Amendment  No. 1 dated  8-1-01 to add  Diversified  Bond Fund and
               High-Yield Fund for ACIT and change fund names for ACGIT.
          c.   Amendment  No. 2 dated  12-3-01  to remove  Short-Term  Treasury;
               change  names  for  Inflation-Adjusted   Treasury  and  Long-Term
               Treasury.  Remove High-Yield for ACIT because merger did not take place.
          d.   Amendment No. 3 dated 7-1-02 to add back High-Yield.

B.   C CLASS

     1.   KC plan dated 3-1-01 effective 5-1-01 (original plan included European
          Growth). This plan is in addition to the plan dated 9-3-96.

          a.   Amendment No. 1 dated 4-30-01  effective  5-1-01 to add Large Cap
               Value.
          b.   Amendment  No. 2 dated 9-3-02 to add Large  Company  Growth Fund, add C shares for Select and New Ops II with load fund changes and reflect name change for Large Cap Value.

     2.   MV plan dated 9-16-00  effective  5-1-01.  This plan is in addition to the plan dated 8-1-97.
          a.   Amendment No. 1 dated 8-01-01 to add  High-Yield  Fund and change fund names for ACGIT and ACMT.
          b.   Amendment No. 2 dated 12-3-01 to remove ACIT  High-Yield  because merger did not take place.
          c.   Amendment No. 3 dated 7-1-02 to add ACIT High-Yield back.
          d.   Amendment No. 4 dated 9-3-02 to add Diversified Bond.

C.  CLASS II (ACVP and ACVPII)

     1.   American  Century  Variable  Portfolios,  Inc.  Class  II  Plan  dated
          5-18-01.
          a.   Amendment  No.  1 to add  ACVP  II as a  party  and VP  Inflation
               Protection Fund and VP Large Company Value Fund dated 12-31-02

D.  A CLASS

     1.   Plan dated 9-3-02 (includes both MV and KC).

E.  B CLASS

     1.   Plan dated 9-3-02 (includes both MV and KC).

F.  C CLASS II

     1.   Plan dated 9-3-02 (includes both MV and KC).

G.  R CLASS

     1.   Plan dated 8-29-03 (includes both MV and KC).

                                   SCHEDULE V
                          INVESTMENT MANAGER AGREEMENTS
                          -----------------------------

     A. KANSAS CITY  FUNDS-EACH  ISSUER HAS ITS OWN AGREEMENT  THAT INCLUDES ALL
APPLICABLE CLASSES

     1.  American Century Mutual Funds, Inc.
          a.   Agreement dated 8-1-97.
          b.   Addendum dated 9-15-97 to add High-Yield.
          c.   Addendum dated 2-16-99 to add Tax-Managed Value Fund.
          d.   Addendum dated 11-30-99 to add Veedot and Veedot Large-Cap.
          e.   Amendment  No. 1 dated  8-1-00 to change  fees for  Balanced  and
               Ultra.
          f.   Addendum  dated 5-1-01 to add initial C class shares and New Opps
               II.
          g.   Addendum  dated  9-3-02 to add A, B, C and C II shares for Select
               & New Opps II.
          h.   Addendum dated 8-29-03 to add R shares and remove funds that have merged out of ACMF and reflect Tax-Managed Value name change.

     2.   American Century Capital Portfolios, Inc.
          a.   Agreement dated 8-1-97.
          b.   Addendum dated 7-30-98 to add Small Cap Value.
          c.   Addendum dated 1-29-99 to add Equity Index.
          d.   Amendment dated 7-30-99 to add Large Cap Value.
          e.   Amendment No. 1 dated 1-1-00 to change fee for Real Estate.
          f.   Addendum dated 5-1-01 to add initial C class shares.
          g.   Addendum  dated  9-3-02 to add A, B and C II shares for Value and
               Large Company Value  (reflects  name change of Large Cap Value to
               Large Company Value.
          h.   Addendum dated 8-29-03 to add R shares.

     3.   American Century World Mutual Funds, Inc.
          a.   Agreement dated 8-1-97.
          b.   Addendum dated 12-1-98 to add Global Growth.
          c.   Addendum dated 6-1-00 to add Life Sciences and Technology.
          d.   Addendum  dated 5-1-01 to add initial C class shares and European
               Growth and International Opportunities.
          e.   Addendum   dated  9-3-02  to  add  A,  B  and  C  II  shares  for
               International Growth.
          f.   Addendum dated 8-29-03 to add R shares.

     4.   American Century Strategic Asset Allocations, Inc.
          a.   Agreement dated 8-1-97.
          b.   Addendum dated 7-10-00 to add Institutional  class shares for all
               3 funds.
          c.   Addendum dated 5-1-01 to add initial C class shares.
          d.   Addendum dated 8-29-03 to add R shares and EmVee Fund.

     5.   American Century Variable Portfolios, Inc.
          a.   Agreement dated 11-16-98.
          b.   Addendum dated 12-1-00 to add VP Equity Index,  VP Global Growth,
               VP Growth, VP Ultra and VP Vista.
          c.   Addendum dated 6-18-01 to add Class II for VP Ultra, VP Value, VP
               International and VP Income & Growth.
          d.   Addendum dated 3-6-02 to add Class III for VP Ultra, VP Value, VP
               International and VP Income & Growth.
          e.   Addendum dated 12-31-02 to add VP Large Company Value.

     B. MOUNTAIN VIEW  FUNDS-EACH  CLASS HAS ITS OWN AGREEMENT THAT INCLUDES ALL
APPLICABLE  ISSUERS (AMERICAN CENTURY  CALIFORNIA  TAX-FREE AND MUNICIPAL FUNDS,
AMERICAN CENTURY MUNICIPAL TRUST,  AMERICAN CENTURY  INVESTMENT TRUST,  AMERICAN
CENTURY TARGET  MATURITIES  TRUST,  AMERICAN  CENTURY  GOVERNMENT  INCOME TRUST,
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,  AMERICAN CENTURY INTERNATIONAL BOND
FUNDS AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.)

     1.   MV-Investor Class dated 8-1-97
          a.   Amendment dated 3-31-98 to add High-Yield Municipal Fund
          b.   Amendment dated 7-1-98 to add Small Cap Quant Fund
          c.   Amendment  No. 1 dated  9-16-00 to add  Target  2030 and VP Prime
               Money Market Fund.
          d.   Amendment  No. 2 dated 8-1-01 to add  Diversified  Bond,  Premium
               Money Market and High-Yield Fund.
          e.   Amendment No. 3 dated 12-3-01 to remove  Short-Term  Treasury and
               Long-Term Tax-Free; change names for Inflation-Adjusted  Treasury and Long-Term Treasury; remove ACIT High-Yield because merger did not take place.
          f.   Amendment  No. 4 dated  7-1-02 to add back  High-Yield  and fixes incorrect fee schedule for Diversified Bond (should be schedule 5 not 4).
          g.   Amendment  No. 5 dated  12-31-02 to add VP  Inflation  Protection
               Fund and reflect fixed income fund mergers.

     2.  MV-Advisor Class dated 8-1-97
          a.   Amendment  dated 6-1-98 to add Small Cap Quant &  Prime Money
               Market Fund
          b.   Amendment No. 1 dated 9-16-00 to add Target 2030.
          c.   Amendment  No.  2  dated  8-1-01  to  add  Diversified  Bond  and
               High-Yield Fund.
          d.   Amendment  No. 3 dated  12-3-01  to remove  Short-Term  Treasury;
               change  names  for  Inflation-Adjusted   Treasury  and  Long-Term
               Treasury;  remove  ACIT  High-Yield  because  merger did not take place.
          e.   Amendment  No. 4 dated  7-1-02 to add back  High-Yield  and fixes incorrect fee schedule for Diversified Bond (should be schedule 5 not 4).

     3.   MV-C Class dated 9-16-00 effective 5-1-01.
          a.   Amendment No. 1 dated 8-1-01 to add High-Yield Fund.
          b.   Amendment  No. 2 dated  12-3-01 to remove  ACIT  High-Yield  Fund because merger did not take place.
          c.   Amendment No. 3 dated 7-1-02 to add ACIT High-Yield.
          d.   Amendment No. 4 dated 9-3-02 to add Diversified  Bond (at correct
               Schedule 5 not 4) and reflect fixed income fund mergers.

     4.   MV - Institutional Class dated 8-1-97.
          a.   Amendment dated 6-1-98 to add Small Cap Quant ??
          b.   Amendment No. 1 dated 8-1-01 to add Diversified Bond Fund.
          c.   Amendment No. 2 dated 3-1-02 to add Inflation-Adjusted  Bond Fund and and fixes incorrect fee schedule for Diversified Bond (should be schedule 5 not 4).
          d.   Amendment No. 3 dated 12-31-02 to add Tax-Free Bond Fund.

     5.   MV-A Class (for ACCTFMF, ACIT and ACMT only) dated 9-3-02.

     6.   MV-B Class (for ACCTFMF, ACIT and ACMT only) dated 9-3-02.

     7.   MV-C Class II (for ACCTFMF, ACIT and ACMT only) dated 9-3-02.

     8.   MV-Class II dated 12-31-02 (for ACVP II VP Inflation Protection Fund).

     9.   MV-R Class dated 8-29-03 (only issuer ACQEF).

                                   SCHEDULE VI
                         SHAREHOLDER SERVICES AGREEMENTS

 See Master Distribution and Shareholder Services Plans described on Schedule IV

                                  SCHEDULE VII
                          SPECIFIED EXISTING AFFILIATES

         SPECIFIED EXISTING FUND AFFILIATES
         ----------------------------------
         Arizona Municipal Bond Fund
         Balanced Fund
         California High-Yield Municipal Fund
         California Intermediate-Term Tax-Free Fund
         California Limited-Term Tax-Free Fund
         California Long-Term Tax-Free Fund
         Capital Preservation Fund
         Capital Value Fund
         Diversified Bond Fund
         Emerging Markets Fund
         EmVee Fund
         Equity Growth Fund
         Equity Income Fund
         Equity Index Fund
         European Growth Fund
         Florida Municipal Bond Fund
         Giftrust Fund
         Ginnie Mae Fund
         Global Gold Fund
         Global Growth Fund
         Government Bond Fund
         Growth Fund
         Heritage Fund
         High-Yield Fund
         High-Yield Municipal Fund
         Income & Growth Fund
         Inflation-Adjusted Bond Fund
         International Bond Fund
         International Discovery Fund
         International Growth Fund
         International Opportunities Fund
         Large Company Growth Fund
         Large Company Value Fund
         Life Sciences Fund
         New Opportunities Fund
         New Opportunities II Fund
         Real Estate Fund
         Select Fund
         Short-Term Government Fund
         Small  Company Fund
         Small Cap Value Fund
         Strategic Allocation Fund - Aggressive
         Strategic Allocation Fund - Conservative
         Strategic Allocation Fund - Moderate
         Target 2005 Fund
         Target 2010 Fund
         Target 2015 Fund
         Target 2020 Fund
         Target 2025 Fund
         Target 2030 Fund
         Tax-Free Bond Fund
         Technology Fund
         Ultra Fund
         Utilities Fund
         Value Fund
         Veedot Fund
         Veedot Large-Cap Fund
         Vista Fund
         VP Balanced Fund
         VP Capital Appreciation Fund
         VP Equity Index Fund
         VP Income & Growth Fund
         VP Inflation Protection Fund
         VP International Fund
         VP Global Growth Fund
         VP Growth Fund
         VP Large Company Value Fund
         VP Ultra Fund
         VP Value Fund
         VP Vista Fund

         SPECIFIED EXISTING INVESTMENT ADVISER AFFILIATES
         ------------------------------------------------
         American Century Companies, Inc.
         American Century Services Corporation
         American Century Investment Services, Inc.
         Stowers Institute for Medical Research
         Several trusts established for the family of James E. Stowers
         J.P. Morgan & Co., Inc.

                                                                  EXHIBIT 2.7(E)

                                  FORM OF NOTE

$                                                             New York, New York
 ------------------------------------                                     , 200_

     FOR VALUE RECEIVED, [the Borrower] (the "BORROWER"), hereby unconditionally promises  to pay to the order of  __________________________,  at the  office of
JPMorgan Chase Bank, as  administrative  agent for the Banks (the "BANKS") under
the  Credit   Agreement,   as  hereinafter   defined  (in  such  capacity,   the
"ADMINISTRATIVE  AGENT"),  located at 270 Park Avenue, New York, New York 10017, in lawful  money of the United  States of America and in  immediately  available funds, on the Commitment Termination Date the principal amount of (a) DOLLARS ($
), or, if less (b) the aggregate  unpaid  principal  amount of all Loans made by the Banks to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined.

     The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the Closing Date at the  applicable  rates  per  annum set  forth in  subsection  3.2 of the  Credit
Agreement  referred to below until any such amount  shall become due and payable
(whether at the stated maturity,  by acceleration or otherwise),  and thereafter on such overdue  amount at the rate per annum set forth in subsection  3.2(b) of the  Credit  Agreement  until paid in full  (both  before  and after  judgment).
Interest shall be payable in arrears on each applicable  Interest  Payment Date, commencing on the first such date to occur after the date hereof and terminating upon  payment  (including  prepayment)  in full of the unpaid  principal  amount hereof;  PROVIDED that interest  accruing on any overdue amount shall be payable on demand.

     The holder of this Note is  authorized  to endorse on the schedule  annexed hereto  and made a part  hereof  the date and  amount  of each  Loan made to the
Borrower  pursuant  to the  Credit  Agreement  and the date and  amount  of each payment  or  prepayment  of  principal  thereof.  Each  such  endorsement  shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such  endorsement  shall not affect the  obligations  of the
Borrower in respect of such Loan.

     This Note (a) is one of the Notes  referred to in the Amended and  Restated
Credit  Agreement,  dated as of December 17, 2003 (as amended,  supplemented  or otherwise modified from time to time, the "CREDIT AGREEMENT"), among (i) certain
American Century Funds named therein (the "Funds"), each on behalf of itself and the series and portfolios  named therein of such Funds (including the Borrower),
(ii) the Banks  and  (iii)  the  Administrative  Agent,  (b) is  subject  to the provisions of the Credit  Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

     Upon the  occurrence  of one or more  Events of Default,  all amounts  then remaining  unpaid  on  this  Note  shall  become,  or  may  be  declared  to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and  hereafter  liable with  respect to this Note,  whether maker,  principal,  surety,  guarantor,  endorser  or  otherwise,  hereby  waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein,  terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

                                 [NAME OF FUND on behalf
                                  of [NAME OF BORROWER]

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                                                              SCHEDULE A TO NOTE
                                                              ------------------

                          LOANS AND REPAYMENTS OF LOANS

============== =============== =============== ================ ===============
                                 AMOUNT OF        UNPAID
                                 PRINCIPAL        PRINCIPAL
                  AMOUNT OF      OF LOANS         BALANCE           NOTATION
     DATE         LOANS          REPAID           OF LOANS          MADE BY

-------------- --------------- --------------- ---------------- ---------------

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============== =============== =============== ================ ===============

                                                                 EXHIBIT 2.11(A)
                                                                 ---------------

                      FORM FOR DESIGNATION OF NEW BORROWERS

                                                              --------- --, ----

     JPMorgan Chase Bank, as Administrative Agent

     [List Banks]

     Ladies and Gentlemen:

     Reference is made to that certain  Amended and Restated  Credit  Agreement, dated as of December 17, 2003 (as amended,  supplemented  or otherwise  modified from time to time, the "CREDIT  AGREEMENT"),  among (i) certain American Century
Funds  named  therein,  each on behalf of itself and the  series and  portfolios
named  therein  of  such  Funds  (each  a  "BORROWER",   and   collectively  the
"BORROWERS"), (ii) the several banks from time to time parties to this Agreement
(the "BANKS") and (iii) the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     The [NAME OF FUND]  (the  "FUND")  on  behalf  of  itself  and [NAME OF NEW
BORROWER] (the "SERIES") hereby requests  pursuant to Section 2.11 of the Credit
Agreement that the Series be admitted as an additional Borrower under the Credit
Agreement. Furthermore, the Fund request that Schedule I to the Credit Agreement be replaced with the form of Schedule I attached hereto.

     The Fund,  on  behalf  of itself  and the  Series,  hereby  represents  and warrants  to the  Administrative  Agent and each Bank that as of the date hereof and after giving effect to the admission of the Series as an additional Borrower under the Credit Agreement:  (i) the representations and warranties set forth in
Section 7 of the  Credit  Agreement  are true and  correct  with  respect to the
Series;  (ii) the Series is in compliance in all material  respects with all the terms  and  provisions  set  forth  in the  Credit  Agreement  on its part to be observed  or  performed  as of the date  hereof and after  giving  effect to the admission;  (iii) no Default or Event of Default with respect to the Series, nor any event which with the giving of notice or the  expiration  of any  applicable grace  period or both would  constitute  such a Default or Event of Default with respect to the Series has occurred and is continuing.

     The  Series  agrees to be bound by the terms and  conditions  of the Credit
Agreement in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

     Please  indicate  your  assent  to  the  admission  of  each  Series  as an additional Borrower under the Credit Agreement and the replacement of Schedule I to the Credit Agreement by signing below where indicated.

     Please indicate your assent to the admission of the Series as an additional
Borrower  under the Credit  Agreement and the  replacement  of Schedule I to the
Credit Agreement by signing below where indicated.

                           [NAME OF FUND] on behalf of
                           [NAME OF SERIES]

                           By:
                                -------------------------------------------
                                Name:
                                Title:

AGREED AND ACCEPTED:

JPMORGAN CHASE BANK
as a Bank [and Administrative Agent]

By:
     ---------------------------------------
     Name:
     Title:

                                                                  EXHIBIT 6.1(B)
                                                                  --------------

                  FORM OF OPINION OF COUNSEL TO BORROWER

                                [To be Inserted]

                                                                 EXHIBIT 11.6(C)
                                                                 ---------------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     Reference is made to Amended and  Restated  Credit  Agreement,  dated as of
December 17, 2003 (as amended,  supplemented or otherwise  modified from time to time, the "CREDIT  AGREEMENT"),  among (i) certain  American Century Funds named therein (each a "FUND", and collectively, the "FUNDS"), each on behalf of itself and the series and  portfolios  named  therein of such Funds (each a "BORROWER", and  collectively  the  "BORROWERS"),  (ii) the several  banks from time to time parties to this  Agreement  (the  "BANKS") and (iii) the  Administrative  Agent.
Unless otherwise defined herein,  terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

 ____________________________ (the  "ASSIGNOR") and (the "ASSIGNEE") agree as follows:

     1. The  Assignor  hereby  irrevocably  sells and  assigns  to the  Assignee without recourse to the Assignor,  and the Assignee hereby irrevocably purchases and  assumes  from the  Assignor  without  recourse to the  Assignor,  as of the
Effective  Date (as defined  below) the interest  described in Schedule 1 hereto
(the "ASSIGNED  INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement.

     2. The  Assignor  (a) makes no  representation  or warranty  and assumes no responsibility with respect to or in any connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability,  genuineness, sufficiency  or value of the Credit  Agreement,  any other Loan  Document or any other instrument or document  furnished  pursuant  thereto,  other than that the
Assignor has not created any adverse claim upon the interest  being  assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no  representation  or  warranty  and assumes no  responsibility  with respect to the financial condition of any Borrower,  or any other obligor or the performance or observance by any Borrower,  or any other obligor of any of their respective  obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished  pursuant hereto or thereto;  and (c)
attaches any Notes held by it evidencing the Assigned  Interest and (i) requests that the  Administrative  Agent,  upon  request by the  Assignee,  exchange  the attached  Notes for a new Note or Notes  payable to the Assignee and (ii) if the
Assignor has retained any interest in the Assigned  Interest,  requests that the
Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby  (and after  giving  effect to any other  assignments  which have  become effective on the Effective Date).

     3. The Assignee (a) represents  and warrants that it is legally  authorized to enter into this Assignment and Acceptance;  (b) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information  as it has deemed  appropriate  to make its own credit  analysis and decision to enter into this Assignment and Acceptance;  (c) agrees that it will, independently and without reliance upon the Assignor,  the Administrative  Agent or any other Bank and based on such  documents and  information as it shall deem appropriate at the time,  continue to make its own credit decisions in taking or not taking action under the Credit  Agreement,  the other Loan  Documents or any other instrument or document furnished pursuant hereto or thereto;  (d) appoints and  authorizes  the  Administrative  Agent to take such  action as agent on its behalf and to exercise such powers and  discretion  under the Credit  Agreement, the other Loan Documents or any other instrument or document  furnished pursuant hereto or  thereto as are  delegated  to the  Administrative  Agent by the terms thereof,  together with such powers as are  incidental  thereto;  and (e) agrees that it will perform in accordance with its terms all the  obligations  which by the terms of the Credit  Agreement  are required to be performed by it as a Bank including,  if it is  organized  under the laws of a  jurisdiction  outside  the
United  States,  its  obligation  pursuant  to  subsection  5(b)  of the  Credit
Agreement.

     4. The  effective  date of this  Assignment  and  Acceptance  shall be (the
"EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the  Administrative  Agent pursuant to the Credit Agreement,  effective as of the  Effective  Date  (which  shall  not,  unless  otherwise  agreed  to by  the
Administrative  Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     5. Upon such  acceptance and recording,  from and after the Effective Date, the  Administrative  Agent shall make all  payments  in respect of the  Assigned
Interest (including payments of principal,  interest, fees and other amounts) to the Assignee  whether such amounts have accrued prior to the  Effective  Date or accrue  subsequent to the Effective  Date.  The Assignor and the Assignee  shall make all  appropriate  adjustments in payments by the  Administrative  Agent for periods  prior to the  Effective  Date or with  respect  to the  making  of this assignment directly between themselves.

     6. From and after the Effective  Date, (a) the Assignee shall be a party to the  Credit  Agreement  and,  to the  extent  provided  in this  Assignment  and
Acceptance,  have the rights and  obligations of a Bank thereunder and under the other Loan  Documents and shall be bound by the  provisions  thereof and (b) the
Assignor  shall,  to the extent  provided  in this  Assignment  and  Acceptance, relinquish  its rights and be  released  from its  obligations  under the Credit
Agreement.

     7. This  Assignment  and  Acceptance  shall be governed by and construed in accordance with the substantive laws of the State of New York.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Assignment  and
Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

   [NAME OF ASSIGNEE]                         [NAME OF ASSIGNOR]

   By:                                     By:
      ------------------------------          --------------------------------
      Name:                                   Name:
      Title:                                  Title:

    Accepted and Consented To:

    JPMORGAN CHASE BANK, as a Bank [and as
    Administrative Agent]

    By:
        ----------------------------
        Name:
        Title:

    THE FUNDS, each on behalf
    of itself and NAME OF BORROWERS]

    By:
       -----------------------------
       Name:
       Title:

                     SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT
                         DATED AS OF DECEMBER 17, 2003,

    Name of Assignor:
    Name of Assignee:
    Effective Date of Assignment:

          Principal                                   Commitment Percentage
       Amount Assigned                                     Assigned(1)
       ---------------                                     -----------

       $_____________________                          __._________________%

_____________________
     (1) Calculate  the  Commitment  Percentage  that is assigned to at least 15 decimal  places and show as a percentage  of the  aggregate  commitments  of all
Banks.